BLACKROCK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Index Equity, Asset Allocation (formerly, Balanced), U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation (formerly, Legacy), Health Sciences Opportunities (formerly, Health Sciences), Global Resources, All-Cap Global Resources and Global Opportunities Portfolios (collectively, the “Portfolios”) of BlackRock Funds (the “Fund”).  The Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Money Market Portfolios,” the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Municipal Money Market Portfolios,” the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called the “State-Specific Municipal Portfolios” and the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, International Opportunities, Index Equity, Asset Allocation, U.S. Opportunities, Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation, Health Sciences Opportunities, Global Resources, All-Cap Global Resources and Global Opportunities Portfolios are called “Equity Portfolios.”  The Equity Portfolios are also called “Non-Money Market Portfolios.”

The investment adviser for each Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 31, 2008, each as amended or supplemented from time to time (the “Prospectuses”).  Terms used but not defined herein have the meanings given to them in the Prospectuses.  Certain information contained in the Fund’s and the Master S&P 500 Index Series of Quantitative Master Series LLC’s annual reports to shareholders is incorporated by reference herein.  Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

This Statement of Additional Information is dated January 31, 2008.

(i)

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies.  To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios.  Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

Effective June 4, 2007, the Index Equity Portfolio invests all of its investable assets in the Master S&P 500 Index Series (the “S&P 500 Index Series” or the “Series”) of Quantitative Master Series LLC (the “Master LLC”).  Accordingly, the following discussion relates to:  (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated, the investment policies of the S&P 500 Index Series.  Prior to June 4, 2007, the Index Equity Portfolio invested all of its investable assets in The U.S. Large Company Series of The DFA Investment Trust Company.

The Portfolios (other than the Municipal Money Market Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Equity Portfolios.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Equity Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Index Equity Portfolio and S&P 500 Index Series.  The investment objective of the Index Equity Portfolio is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of  portfolio expenses. There can be no assurance that the investment objective of the Index Equity Portfolio will be achieved.

The Index Equity Portfolio seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Series of the Master LLC, which has the same investment objective as the portfolio. The following is a description of the investment policies of the Index Equity Portfolio.

In seeking to replicate the total return of the S&P 500, the Investment Adviser generally will allocate the Index Equity Portfolio’s investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Index Equity Portfolio may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Index Equity Portfolio chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Index Equity Portfolio may also engage in securities lending.

The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange, Inc. A company’s stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

“Standard & Poor’s® “, “S&P® “, “S&P 500® “, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Master LLC.  Neither the Index Equity Portfolio nor the S&P 500 Index Series are sponsored, endorsed, sold or promoted by S&P.  S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the S&P 500 Index Series or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the S&P 500 Index Series particularly or the ability of the S&P 500® Index to track general stock market performance.  S&P’s only relationship to the Index Equity Portfolio and the S&P 500 Index Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the S&P 500 Index Series.  S&P has no obligation to take the needs of the Index Equity Portfolio or the S&P 500 Index Series or their respective owners into consideration in determining, composing or calculating the S&P 500® Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the S&P 500 Index Series or the timing of the issuance or sale of the Index Equity Portfolio or the S&P 500 Index Series or in the determination or calculation of the equation by which the Index Equity Portfolio or the S&P 500 Index Series is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or S&P 500 Index Series.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

About Indexing and Management of the Index Equity Portfolio

About Indexing. The Index Equity Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Index Equity Portfolio, utilizing essentially a “passive” or

“indexing” investment approach, seeks to replicate, before portfolio expenses (which can be expected to reduce the total return of the Index Equity Portfolio), the total return of the S&P 500 Index.

Indexing and Managing.  The Index Equity Portfolio will be substantially invested in securities in the S&P 500 Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the S&P 500. For this purpose, net assets include any borrowings for investment purposes, calculated at the time the portfolio invests its assets.

Because the Index Equity Portfolio seeks to replicate the total return of the S&P 500 Index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the S&P 500.  However, the Investment Adviser may omit or remove a security which is included in the S&P 500 Index from the portfolio if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a the portfolio or by the portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

The Index Equity Portfolio’s ability to replicate the total return of the S&P 500 Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, taxes, changes in either the composition of the index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In addition, the Index Equity Portfolio’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Portfolio. Under normal circumstances, it is anticipated that the Index Equity Portfolio’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the S&P 500 Index Series or the Portfolio level) be within 10 basis points (a basis point is one one-hundredth of one percent (0.01%)), of the total return of the S&P 500 Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Directors of the Master LLC (the “Trustees”) and the Board of the Fund will consider alternative strategies for the Series and the Portfolio, respectively.

Global Science & Technology Opportunities Portfolio.  Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Opportunities Portfolio’s shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Certain of the companies in which the Portfolio invests may allocate greater than usual amounts of resources to research and product development.  The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs.  In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

The Global Science & Technology Opportunities Portfolio’s concentration in the securities of science and technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Health Sciences Opportunities Portfolio.  A variety of important factors are influencing the health sciences and related industries in significant ways. The aging of the overall population, and a focus on good health and prevention of illness, as well as increased attention to the diagnosis of diseases and deficiencies, have generated growth in the health science field.

Technological advances in the development of drugs, medical devices and procedures and genetic engineering have similarly fostered growth in the health care area. The focus of consumers and regulators on health care costs, managed health care programs, health maintenance organizations and other service delivery arrangements have driven the industries further.

At the same time, these forces have heightened the difficulty of investing in health sciences companies. Shifts in consumer attitudes or regulatory policy, or new medical or technological developments, can have a substantial positive or negative effect on a company’s business. Such companies may face special risks that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments.  The value of the Health Sciences Opportunities Portfolio’s investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially.  Changes in the financial infrastructure for health sciences may also affect the companies. For example, changes in Medicare/Medicaid and private insurance coverage, as well as the consolidation or break-up of individual companies themselves, influence the overall business prospects of the health sciences sector.

The Health Sciences Opportunities Portfolio’s concentration in the securities of health sciences and related companies exposes it to the price movements of these companies more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in health sciences and related industries, there is the risk that the Portfolio will perform poorly during a downturn in those industries. Funds that concentrate investments in a small number of industries may be subject to rapidly changing asset inflows and outflows. The volatile nature of the health sciences and related industries could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Global Resources and All-Cap Global Resources Portfolios.  Each Portfolio’s investments will be concentrated in energy and natural resources companies. Because each Portfolio is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy and natural resources industry would have a larger impact on the Portfolio than on an investment company that does not concentrate in such companies. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resource companies can be significantly affecting by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices and tax and government regulations. At times, the performance of securities of energy and natural resources companies will lag the performance of other industries or the broader market as a whole.

Other risks inherent in investing in energy and natural resources companies include:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy or other natural resource commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk. Energy and natural resources companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy and natural resources companies.

Commodity Pricing Risk. The operations and financial performance of energy and natural resources companies may be directly affected by energy and other natural resource commodity prices, especially those energy and natural resources companies which own the underlying energy or other natural resource commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Utility Industries.  Certain Portfolios may invest in utility companies.  Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Portfolios may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.  There can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The Portfolios’ investment policies are designed to enable them to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  As with other utilities, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risks other than those noted above will not develop in the future.

Asset Allocation Portfolio.  Fixed income securities purchased by the Asset Allocation Portfolio may include domestic, dollar-denominated non-U.S. and non-dollar denominated non-U.S. debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts (“GICs”), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations.  These securities may be rated “Ba” or lower at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard & Poor’s Ratings Group (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”).  If unrated, the securities will be determined at the time of purchase to be of comparable quality by the Portfolio’s sub-adviser.

The Asset Allocation Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations.  Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.  Dividends paid by the Asset Allocation Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

The Asset Allocation Portfolios may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Portfolios.

The Money Market Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets.  In particular, the Portfolio may invest in:

(a)                                  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)                                 high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)                                  unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser;

(d)                                 asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)                                  securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)                                    dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)                                 funding agreements issued by highly-rated U.S. insurance companies;

(h)                                 securities issued or guaranteed by state or local governmental bodies;

(i)                                     repurchase agreements relating to the above instruments; and

(j)                                     municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”).

The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:

(a)                                  fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(b)                                 tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(c)                                  municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(d)                                 unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ sub-adviser under guidelines established by the Fund’s Board of Trustees; and

(e)                                  municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

All securities acquired by the Money Market Portfolios will be determined at the time of purchase by the Portfolios’ sub-adviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC.  Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated NRSROs) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

Municipal Investments.  The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities.  Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments.  However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis.  Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations.  Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited.  In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and non-U.S. banks, as well as other financial institutions.  Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance.  The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Private Activity Bonds (“PABs”). PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.  Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Portfolio may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Portfolio since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Yields. Yields on Municipal Obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Obligations and the obligations of the issuer of such Municipal Obligations may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a  Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolios have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Portfolio’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Portfolio’s yield on a VRDO will increase and the Portfolio’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Portfolio’s restriction on illiquid investments unless, in the judgment of the Board of Trustees such VRDO is liquid. The Board of Trustees may adopt guidelines and delegate to the adviser the daily function of determining and monitoring liquidity of such VRDOs. The Board of Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

Transactions in Financial Futures Contracts.  Certain of the Portfolios may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin. The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Portfolio. As a result, a Portfolio’s ability to hedge effectively all or a portion of the value of its Municipal Obligations through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Obligations held by the Portfolios. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Obligations held by a Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Obligations held by a Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.  A  Portfolio may purchase a Municipal Security issuer’s right to call all or a portion of such Municipal Security for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Obligations, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Security will expire without value. The economic effect of holding both the Call Right and the related Municipal Security is identical to holding a Municipal Security as a non-callable security. Certain investments in such obligations may be illiquid.

Insured Municipal Bonds.  Bonds purchased by a Portfolio may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Portfolio purchases the insurance.  Insurance is expected to protect the Portfolio against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Portfolio or its shareholders against losses caused by declines in a bond’s market value.  Also, the Portfolio cannot be certain that any insurance company does not make these payments.  In addition, if the Portfolio purchases the insurance, it may pay the premiums, which will reduce the Portfolio’s yield.  The Portfolio seeks to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s.  However, if insurance from insurers with these ratings is not available, the Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Reverse Repurchase Agreements and Other Borrowings.  Each Equity Portfolio (including the S&P 500 Index Series) is authorized to borrow money.  Certain Portfolios may borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.  Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  Such Agreements are considered to be borrowings under the 1940 Act.  Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines.  The S&P 500 Index Series does not intend to invest in reverse repurchase agreements.  The Asset Allocation and Global Opportunities Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio.  During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.  In addition, the Asset Allocation and Global Opportunities Portfolios may borrow up to an additional 5% of its total assets for temporary purposes.  Whenever borrowings exceed 5% of a Portfolio’s total assets, the Equity Portfolios (other than the Asset Allocation and Global Opportunities Portfolios) will not make any investments.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

In accordance with applicable law, each Portfolio may at times borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Asset Allocation and Global Opportunities Portfolios may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls.  At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained.  A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Tender Option Bonds.  The Equity Portfolios may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Obligations. The residual interest municipal tender option bonds in which the Portfolios will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Portfolios, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. The Portfolios may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Obligations purchased from a Portfolio or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Portfolio would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Obligations. A Portfolio is paid the residual cash flow from the special purpose trust. If the Portfolio is the initial seller of the Municipal Obligations to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Portfolio to purchase additional Municipal Obligations or other permitted investments. If a Portfolio ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Obligations owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Obligations held in the special purpose trust are passed through to the Portfolio, as the holder of the residual interests.

A Portfolio may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Obligations owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Obligations) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Obligations owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Obligations owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Obligations.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Obligations owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Portfolio that will require the Portfolio to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Portfolio had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Portfolio is required to repurchase the Municipal Obligations it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Obligations). In order to cover any potential obligation of the Portfolio to the liquidity provider pursuant to this agreement, the Portfolio may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Obligations owned by the tender option bond trust.

A Portfolio may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments.  The Asset Allocation and Global Opportunities Portfolios may purchase rated and unrated variable and floating rate instruments.  These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”).  Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.  The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BlackRock believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

Each Money Market Portfolio may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. The Money Market Portfolios invest in variable or floating rate notes only when the adviser or sub-adviser deems the investment to involve minimal credit risk.  In some cases, the Money Market Portfolios may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Money Market Portfolio may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate demand instruments held by a Money Market Portfolio may have maturities of more than 13 months provided: (i) the Portfolio is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Portfolio’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Portfolio’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Portfolio’s quality and maturity requirements.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand.  Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Bank Loans.  Bank loans are generally non-investment grade floating rate instruments.  Usually, they are freely callable at the issuer’s option.  The Asset Allocation and Global Opportunities Portfolios and, to the extent consistent with its primary investment strategies, the Money Market Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”).  A Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy.  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.  The Portfolios may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Portfolio would agree to purchase a Participation or Assignment at set terms in the future.  For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Portfolio may have difficulty disposing of Assignments and Participations.  In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities.  To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock.  Certain of the Portfolios may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. Certain of the Equity Portfolios each may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities.  The Equity Portfolios each may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

 The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

Pay-in-kind Bonds.  The Equity Portfolios may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks.  Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of each Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.  The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

If considered appropriate in the opinion of the Investment Adviser, a portion of the S&P 500 Index Series’ assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the S&P 500 Index Series invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Interest Rate and Extension Risk.  The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.  Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.  The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Mortgage Related and Asset-Backed Securities.  The Asset Allocation and Global Opportunities Portfolios may make significant investments, and the other Equity Portfolios may from time to time invest, in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.  The Money Market Portfolios, to the extent consistent with their investment objectives, may invest in these instruments to a lesser extent.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  See “-Interest Rate and Extension Risk” above.

Any investments the Portfolios make in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.  Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely.

A Portfolio from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Portfolio.

Each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”).  These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests.  The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.  The Portfolios do not currently intend to purchase residual interests.  The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate, bears a different stated maturity date and must be fully retired no later than its final distribution date.  Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.  Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways.  In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

 FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”).  PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool.  With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction.  FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (“SEC”), and a Portfolio may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio generally may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. An Equity Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

U.S. Government Obligations.  The Asset Allocation and Global Opportunities Portfolios (and, to the extent consistent with their investment objectives, the other Equity and Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S.

Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

The S&P 500 Index Series may purchase obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions.

Supranational Organization Obligations.  The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.  Additional examples of  such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

Lease Obligations.  The Portfolios (other than the S&P 500 Index Series) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations.  In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks.  Such obligations will be considered liquid.  However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a “nonappropriation” lease obligation).  Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets.  Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt.  In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper.  The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of an NRSRO.  The Non-Money Market Portfolios, except the S&P 500 Index Series, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.  The S&P 500 Index Series may purchase commercial paper rated (at the time of purchase) “A-1” or better by S&P or “Prime-1” by Moody’s, or, if not rated, the instrument must be of comparable quality in the opinion of the Investment Adviser.  These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity.  Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements.  Each Equity Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  Repurchase agreements are, in substance, loans.  Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Money Market Portfolio may enter into repurchase agreements.  The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

Each Equity and Money Market Portfolio may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolios may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).  The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser.  A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium).  The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.  The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Certain of the Money Market Portfolios may enter into repurchase agreements in which the collateral may include IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities.  IOs and POs are subject to the risks described in “Stripped and Zero Coupon Obligations” below and CMOs are subject to the risks described in “Mortgage Related and Asset-Backed Securities” above.

The S&P 500 Index Series may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the S&P 500 Index Series, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The S&P 500 Index Series will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the S&P 500 Index Series but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the S&P 500 Index Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the S&P 500 Index Series shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the S&P 500 Index Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The S&P 500 Index Series may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities).

Investment Grade Debt Obligations.  Each of the Money Market Portfolios may invest in investment grade securities in the rating categories specified in the Prospectuses and above in “Money Market Portfolios.”  The Non-Money Market Portfolios, except the S&P 500 Index Series, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser.  If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

The S&P 500 Index Series may invest in fixed-income securities rated at least “AA” by S&P or “Aa” by Moody’s or, if unrated, determined to be of comparable quality by the Investment Adviser.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities.  As described in the applicable Prospectuses, certain Equity Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.  The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities.  In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default.  Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.  Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price.  Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures.  If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds.  Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.  For a description of these ratings, see Appendix A to this Statement of Additional Information.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio.  The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Asset Allocation and Global Opportunities Portfolios may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality.  Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The Global Opportunities Portfolio may invest in securities of any rating.  Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities.  To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Corporate Loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effect of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties in selling its corporate loans.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.  By investing in a corporate loan, the Portfolio may become a member of the syndicate.  The corporate loans in which the Portfolio may invest are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portoflio’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Mezzanine Investments.  Each of the Asset Allocation, Aurora, Global Resources, All-Cap Global Resources and Global Opportunities Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations.  Each Equity Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities, to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments.  Each Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis.  These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines.  It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase.  Each Equity Portfolio (except the S&P 500 Index Series, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.  A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges.  Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Non-U.S. Investments.  The Money Market Portfolio and the Non-Money Market Portfolios may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

In addition to equity securities, non-U.S. investments of the Portfolios may include:  (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

Publicly Available Information.  In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio.   Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holdings Fund Assets Outside the United States.  A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Sovereign Debt. The Portfolios that invest in non-U.S. securities may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Investment in Emerging Markets. As discussed in the Prospectuses, certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Portfolios may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance.  These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolios.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult orimpossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have asignificant effect on economic conditions in developing market Asia-Pacific countries, which could affect privatesector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency ofconstant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developingmarket Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.  Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

A Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies.  Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals.  There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio.  For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a  Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

Brady Bonds.  A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs.  Each Equity Portfolio (other than the S&P 500 Index Series) may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities.  GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Derivatives.  The Portfolios may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolios may use derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

Options and Futures Contracts.  To the extent consistent with its investment objective, each Equity Portfolio (other than the S&P 500 Index Series) may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging.  Each of the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and the Health Sciences Opportunities, Global Resources, All-Cap Global Resources and Global Opportunities Portfolios may write covered call options on up to 100% of the currencies in its portfolio.  For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time.  These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios, non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.  There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options.  In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.  A Portfolio will write call options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value.  A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio.  When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices.  If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.  If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Equity Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

To maintain greater flexibility, each of the Equity Portfolios may invest in instruments which have characteristics similar to futures contracts.  These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or commodity at a future point in time.  The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency.  A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation.  A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold.  In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade.  When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period.  When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.  In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund and the Portfolios, including the S&P 500 Index Series, have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

Interest Rate Transactions, Currency Swaps and Swaptions.  The Equity Portfolios may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”).  The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  They may also be used for speculation to increase returns.

In order to protect against currency fluctuations, the Portfolios that invest in non-U.S. securities may enter into currency swaps.  Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Asset Allocation and Global Opportunities Portfolios may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolios may write (sell) and purchase put and call swaptions.

Whether the Portfolios’ use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swaps.  To the extent consistent with their investment strategies, the Asset Allocation and Global Opportunities Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.  The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Portfolios seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Portfolio’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Portfolios may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The adviser’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Portfolio will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Portfolios may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The adviser, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the adviser may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the adviser believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Portfolio may invest may involve leverage. To avoid being subject to undue leverage risk, a Portfolio will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Portfolio’s overall portfolio. A Portfolio will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act. A Portfolio may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Portfolio will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

S&P 500 Index Series Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions.  The S&P 500 Index Series will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the S&P 500 Index. The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet the goal of the S&P 500 Index Series . In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the the S&P 500 Index Series’ cash flow and cash management needs.

 Indexed Securities. The S&P 500 Index Series may invest in securities the potential return of which is based on an index. As an illustration, the S&P 500 Index Series may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. The S&P 500 Index Series may invest in indexed securities for anticipatory hedging. When used for anticipating hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Types of Options. The S&P 500 Index Series may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default.

Call Options. The S&P 500 Index Series may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The S&P 500 Index Series also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The S&P 500 Index Series also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the S&P 500 Index Series gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the S&P 500 Index Series’ ability to sell the underlying security will be limited while the option is in effect unless it enters into a closing purchase transaction. A closing purchase transaction cancels out the S&P 500 Index Series’ position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The S&P 500 Index Series also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the S&P 500 Index Series. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the S&P 500 Index Series must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the S&P 500 Index Series will segregate unencumbered liquid securities or cash with a value at least equal to it’s exposure (the difference between the unpaid amounts owed by the S&P 500 Index Series on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the S&P 500 Index Series has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the S&P 500 Index Series’ portfolio. Such segregation will not limit the S&P 500 Index Series’ exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the S&P 500 Index Series’ income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the S&P 500 Index Series that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the S&P 500 Index Series must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the S&P 500 Index Series will lose the difference.

Put Options. The S&P 500 Index Series is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the S&P 500 Index Series acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the S&P 500 Index Series’ risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the S&P 500 Index Series’ position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The S&P 500 Index Series also may purchase uncovered put options.

The S&P 500 Index Series also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by it, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The S&P 500 Index Series will receive a premium for writing a put option, which increases it’s return. The S&P 500 Index Series will not sell puts if, as a result, more than 50% of it’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The S&P 500 Index Series is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that it does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The S&P 500 Index Series has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the S&P 500 Index Series will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the S&P 500 Index Series will segregate unencumbered liquid securities or cash with a value at least equal to it’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the S&P 500 Index Series has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of it’s portfolio. Such segregation will not limit the the S&P 500 Index Series’ exposure to loss.

Futures. The S&P 500 Index Series may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the S&P 500 Index Series is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the S&P 500 Index Series will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the S&P 500 Index Series’ risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the S&P 500 Index Series will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the S&P 500 Index Series from having to pay more for securities as a consequence of increases in the market value for such securities during a period when it was attempting to identify specific securities in which to invest in a market it believes to be attractive. In the event that such securities decline in value or the S&P 500 Index Series determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the S&P 500 Index Series may realize a loss relating to the futures position.

Swaps. The S&P 500 Index Series is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The S&P 500 Index Series will enter into an equity swap transaction only if, immediately following the time it enters into the transaction, the aggregate notional principal amount of equity swap transactions to which it is a party would not exceed 5% of it’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the S&P 500 Index Series thereunder. The S&P 500 Index Series will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the S&P 500 Index Series will not be able to meet its obligations to the counterparty. The S&P 500 Index Series , however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the S&P 500 Index Series initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Inflation risk.  Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

Non-U.S. Currency Transactions.  Each of the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, Global Opportunities, Global Science & Technology Opportunities, Asset Allocation and International Opportunities Portfolios may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates.  Those Portfolios may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging).  The Portfolios may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract.  Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.  A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.  A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances.  First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency.  With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.   In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency.  A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.  Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines.  For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value.  If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments.  Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price.  Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.  It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed ½ of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Each Municipal Money Market Portfolio may acquire stand-by commitments with respect to Municipal Obligations held by it.  The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives.  The Municipal Money Market Portfolios and the Asset Allocation and Global Opportunities Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Municipal Money Market Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities.  Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  The Asset Allocation and Global Opportunities Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

Taxability Risk.  Certain of the Portfolios intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Portfolio pay Federal income taxes on the affected interest income, and, if the Portfolio agrees to do so, the Portfolio’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Portfolio as

“exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Portfolio will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Portfolio. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

Securities Lending.  A Portfolio may seek additional income by lending securities on a short-term basis.  Voting rights may pass with the lending of securities.  The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs.  The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities.  A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.  Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.  The Portfolio is obligated to return the collateral to the borrower at the termination of the loan.  A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolios and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Portfolios (including the the S&P 500 Index Series) may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission.

The S&P 500 Index Series may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the S&P 500 Index Series receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The S&P 500 Index Series maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The S&P 500 Index Series receives the income on the loaned securities.

Where the S&P 500 Index Series receives securities as collateral, it receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the S&P 500 Index Series receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the S&P 500 Index Series’ yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The S&P 500 Index Series is obligated to return the collateral to the borrower at the termination of the loan. The S&P 500 Index Series could suffer a loss in the event it must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, it could suffer a loss where there are losses on investments made with the cash collateral where the value of the securities collateral falls below the market value of the borrowed securities. The S&P 500 Index Series could also experience delays and costs in gaining access to the collateral. The S&P 500 Index Series may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  Subsequent to its purchase by a Portfolio, a rated security may cease to be rated.  A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.  Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investments in Other Investment Companies.  In connection with the management of their daily cash positions and subject to applicable law, the Equity Portfolios (including the S&P 500 Index Series) may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share.  Such Portfolios may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in Exchange Traded Funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange.  Portfolios may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.”  Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country.  Securities of other investment companies will be acquired within limits prescribed by the 1940 Act.  As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.  Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

The Money Market Portfolios may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation.  Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates).  These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Stripped and Zero Coupon Obligations.  To the extent consistent with their investment objectives, the Equity Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”).  Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations.  A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only).  However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.  The market value of SMBS can be extremely volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Equity Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments.  Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.  Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.  See “Taxes.”

Funding Agreements.  The Equity Portfolios and the Money Market Portfolio may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Short Sales.  The Portfolios may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.  The Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates.  Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

S&P 500 Index Series.  In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security the S&P 500 Index Series does not own, or in an amount greater than the S&P 500 Index Series owns (i.e., make short sales).  Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index.  Generally, to complete a short sale transaction, the S&P 500 Index Series will borrow the security to make delivery to the buyer.  The S&P 500 Index Series is then obligated to replace the security borrowed.  The price at the time of replacement may be more or less than the price at which the security was sold by the S&P 500 Index Series.  If the price of a security sold short goes up between the time of the short sale and the time the S&P 500 Index Series must deliver the security to the lender, the S&P 500 Index Series will incur a loss; conversely, if the price declines, the S&P 500 Index Series will realize a gain.  Any gain will be decreased, and any loss increased, by transaction costs.  Although the S&P 500 Index Series’ gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  If the S&P 500 Index Series makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.  Until the security is replaced, the S&P 500 Index Series is required to pay to the lender any interest which accrues during the period of the loan.  To borrow the security, the S&P 500 Index Series may be required to pay a premium which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.  Until the S&P 500 Index Series replaces the borrowed security, it will (a) maintain in a segregated account cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Liquidity Management.  Each Money Market Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

As a temporary defensive measure if its adviser or sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the S&P 500 Index Series) may invest without limitation in high quality money market instruments.  The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  The Asset Allocation Portfolio may also invest in these securities in furtherance of its investment objective.  The S&P 500 Index Series may invest a portion of its assets in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.  Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities.  No Equity Portfolio will invest more than 15% and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid.  GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  Each Equity and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price.  Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions.  Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees.  A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security.  Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

REITs.  In pursuing its investment strategy, an Equity Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially Mortgage REITs) are subject to interest rate risk.  Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced.  Refinancing may reduce the yield on investments in Mortgage REITs.  In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies.  REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT.  REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments.  REITs may incur significant amounts of leverage.

Master Limited Partnerships. The Equity Portfolios may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Equity Portfolios intend to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Equity Portfolios intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Portfolio Turnover Rates.  A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase.  Portfolio turnover may vary greatly from year to year as well as within a particular year.  High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities.  The sale of a Portfolio’s securities may result in the recognition of capital gain or loss.  Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.  These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

CERTAIN MERRILL LYNCH EXEMPTIVE ORDERS

The Fund and the Adviser and its affiliates are now operating under two exemptive orders that were previously issued to Merrill Lynch and/or its affiliates (collectively, “Merrill Lynch” or “Investment Advisers”). The first exemptive order, issued on January 5, 1987, permits certain Merrill Lynch tax-exempt funds to conduct principal transactions with a Merrill Lynch broker-dealer affiliate in the secondary market or in fixed price dollar offerings not involving underwriting syndicates with respect to short-term tax-exempt securities (including municipal securities), subject to certain conditions including: (i) purchase or sale transactions may be conducted only in short-term tax-exempt securities having one of the two highest investment grade ratings from at least one nationally recognized rating agency; (ii) for solicited secondary market transactions, a determination is required, based upon the information available to a Fund and the Adviser or, that the price available from Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) is “better than” the prices available from other sources; (iii) MLPF&S’s spread will be no greater than its customary dealer spread and will be consistent with the average spread charged by underwriters or dealers in Short-Term Tax-Exempt Securities for the type of security and size of transaction involved; and (iv) Merrill Lynch will have no involvement in proposed transactions and will not attempt to influence or control the placing by the Funds or Investment Advisers of orders with MLPF&S.

The second exemptive order, issued on June 2, 1992, permits certain Merrill Lynch taxable money market funds to conduct principal transactions with certain Merrill Lynch broker-dealer affiliates with respect to each type of money market security in which the funds may invest, subject to certain conditions. The order requires that, among other things: (i) the exemption applies to principal transactions between the affiliated dealers or any of their successors and the taxable money market funds for which the Investment Advisers serve or will serve in the future as investment advisers and applies to transactions in the secondary and primary or secondary fixed price dealer offerings not made pursuant to underwriting syndicates; (ii) principal transactions are limited to transactions in Eligible Securities that meet certain portfolio maturity and quality requirements; (iii) the Funds may also engage in repurchase agreements with an affiliated dealer in certain limited circumstances (iv) for purchases and sales, a determination is required, based on information available to the Funds and Investment Advisers, that the affiliated dealer’s price is at least as favorable as the price available from other sources; (v) the affiliated dealers’ spreads will be no greater than their customary spreads charged by dealers for the type of security and size of transaction involved; and (vi) the Investment Advisers and affiliated dealers will operate as separate entities.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Special Considerations Regarding Investments in Ohio State-Specific Obligations.  The Ohio Municipal Money Market Portfolio (the “Ohio Portfolio”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 23, 2008, particularly debt figures and other statistics.

Ohio is the seventh most populous state.  The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery.  As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole.  Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure.  For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure.  However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%) and in 2005 (5.9% vs. 5.1%).  In November 2007, the State unemployment rate was higher than the national rate (5.6% vs. 4.7%).  The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position.  Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources.  Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.  The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium.  Those procedures include general and selected reductions in appropriations spending.

The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)    Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)   Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below.  None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

1996-97.  From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund.  Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount.  Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99.  GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education.  Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF.  Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01.  The State’s financial situation varied substantially in the 2000-01 biennium.  The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000.  A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year).  An additional $610,400,000 was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs.  The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys.  The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies.  Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced.  Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000.  In addition, OBM projected higher than previously anticipated Medicaid expenditures.  Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000.  The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

        2002-03.  Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003.  Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes.  That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.  That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization  Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003.  Executive and legislative actions taken to address those shortfalls included:

•                  Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•                  December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003.  Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium.  In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRS of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly.  Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general.  Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000.  The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003.  Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million.  The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions.  Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003.  Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31.  The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds.  The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001.  Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05.  The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003.  The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion.  That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•                  A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•                  Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually.  (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

•                  Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•                  Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•                  Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF.  In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.  OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes.  In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000.  On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services.  Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs.  The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

        The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000.  Improving economic conditions had a positive effect on revenue in Fiscal Year 2005.  With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000.  Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate.  With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers:  $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF.  After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07.  Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly.  After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005.  That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures).  Spending increases for major program categories over the 2004-05 actual expenditures were:  5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation.  The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•                  A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•                  Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•                  Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years.  When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.

•                  A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•                  An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium.  This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change.  Every fourth fiscal year thereafter becomes a new base year.  GRF appropriations for State debt service payments are expressly excepted from this statutory limitation.  This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000.  Of that ending GFR fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GFR appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GFR revenue as an ending fund balance.  The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006).  The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium.  Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly.  After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007.  Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures).  Spending increases for major program categories over the 2006-07 actual expenditures are: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation.  The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium.  The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•                  Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

•                  Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF.  Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•                  Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement.  On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938.0 million) and common school ($4.112 billion) purposes over the next three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures.  The resulting debt service savings to the GRF will fund the expansion of the homestead exemption property tax relief program in the Act.  The Act reprograms all prior General Assembly allocations of those anticipated tobacco receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations.  The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal year 2012 and making a partial allocation thereafter through Fiscal year 2025.  Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State.  Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month.  The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution.  The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000.  The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation.  (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.)  The Constitution provides that “Except the debts above specified  . .. . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities.  Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development.  Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds.  Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance.  Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts.  Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.  Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly.  The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009.  In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years.  Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments.  The maximum annual payment under those agreements, made from GRF appropriations, is $16,700,825 in Fiscal  Year 2017 and the total GRF-supported principal amount outstanding is $137,590,000.  Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.  The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees.  The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales.  The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time.  The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $45,000,000.  The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000.  Pursuant to a 2000 constitutional amendment, the State has issued $100,000,000 of bonds for revitalization purposes that are also payable from State liquor profits.  The maximum annual debt service on all state bonds payable from State liquor profits is $39,573,516 in Fiscal Year 2008.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission.  By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above.  The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”.  On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow.  On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court.  On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools.  In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities.  December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity.  The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes.  In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs.  Local electorates have largely determined the total moneys available for their schools.  Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort.  Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures.  For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts).  Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts.  Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•                  1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•                  1998-99 – $11.6 billion (18.3% over the previous biennium).

•                  2000-01 – $13.3 billion (15% over the previous biennium).

•                  2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•                  2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•                  2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF).  The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007.  Ohio’s participation in the multi-state lottery commenced in May 2002.  A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program.  Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions.  The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period.  Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000.  This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court.  In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program.  The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant.  In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000.  In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits.  It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems.  There are currently nine school districts in fiscal emergency status and thirteen in fiscal watch status.  New legislation has created a third, more preliminary, category of “fiscal caution.”  A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations.  With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain.  Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts.  For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03.  All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults.  (Similar procedures have recently been extended to counties and townships.)  Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property.  Those taxes are levied by political subdivisions and local taxing districts.  The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations.  The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market Portfolio raises special investment considerations.  In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities.  This section briefly describes current economic trends in Pennsylvania, as described in the Official Statement, dated May 22, 2007, relating to the Commonwealth of Pennsylvania General Obligation Bonds, First Series A and B of 2007.

The following financial information is based on the Commonwealth’s budgetary basis financial data.

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million.  Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million.  As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance.  Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004.  After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds.  Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts.  The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts.  An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.  Total revenues to the Commonwealth exceeded the budget estimate by $442.0 million or 1.9 percent.  Personal income tax receipts grew by $1,013 million or 13.1 percent over fiscal year 2004 revenues.  Revisions to the personal income tax rate in December 2003 contributed to the large year-over-year increase in these receipts.  During fiscal year 2005, corporate tax receipts grew $285.1 million or 10.7 percent, which generally reflected improvements in the overall state and national economy.  Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5 percent over fiscal year 2004 receipts.  Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596.0 million.  Earnings from investments and revisions to the Commonwealth’s escheat program continued to provide revenues well in excess of the estimate for fiscal year 2005.  Various revisions to the Commonwealth’s escheat program were enacted as part of the fiscal year 2003 and 2004 budgets.  These revisions to the escheat program have produced substantial non-recurring revenues during each of the two most recent fiscal years.  Additionally, significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years.  Reserves for tax refunds in fiscal year 2005 were $1,000.0 million, a decrease of $14.7 million or 1.4 percent from fiscal year 2004 levels.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations.  A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004.  Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004.  In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues.  The ending unappropriated balance was $364.8 million for fiscal year 2005.

During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent.  Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million.  Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million.  Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million.  As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations.  Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund.  The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent.  Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005.  Intergovernmental transfer proceeds increased $158.9 million or 22 percent, while funding from additional sources decreased $253.3 million or 63 percent, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states.  General Fund revenues grew $1,563 million or 6.3 percent during fiscal year 2006 when measured on a year-over-year basis.  Corporate tax receipts grew $425.8 million over estimate, an 8.9 percent surplus to the year-to-date estimate.  Personal income taxes were $342.6 million over the estimate, a surplus of 3.7 percent versus the year-to-date estimate.  Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8 percent from the fiscal year estimate.  Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5 percent based in part on continuation of a strong housing market within the Commonwealth.  Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3 percent, due primarily to lower than projected earnings from the Commonwealth’s escheats program.  Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5 percent from the fiscal year 2005 reserves.  At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.”  The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget.  The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives.  Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures.  A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in fiscal year 2006, compared to $697.9 million in fiscal year 2005.  In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005.  The ending unappropriated balance was $514.1 million for fiscal year 2006.

General obligation debt of the Commonwealth outstanding as of June 30, 2006 totaled approximately $7.29 billion.

Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries.  Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy.  Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions.  Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

The population of Pennsylvania experienced a slight increase in the period 1997 through 2006.  Persons 65 or older comprise 15.2% of Pennsylvania’s population, compared with 12.4% of the United States population.  The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2006 mid-year population estimate residing in metropolitan statistical areas.  The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest.  Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund.  The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax.  Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated.  Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

The Commonwealth maintains two contributory benefit pension plans.  The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations.  The Public School Employees’ Retirement System (“PSERS”) covers all public school employees.  Membership in the applicable retirement system is generally mandatory for the covered employees.  Employers and employees contribute jointly to these retirement programs.  Annual actuarial valuations are required by state law.  The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary.  The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions.  At the close of fiscal year 2001, the unfunded actuarial accrued liability was ($3,846) million for SERS and ($6,913)

million for PSERS. At the close of fiscal year 2005, the unfunded actuarial accrued liability for SERS was $2,058 million and for PSERS was $10,007 million.  At the close of fiscal year 2006, the unfunded actuarial liability for PSERS was $12,163 million.

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters:  (a)  in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; and (c) dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds due to Pennsylvania residents insured from other, insolvent, insurance companies or companies in default, some of which are being held pending litigation at the administrative boards.

The City of Philadelphia (“Philadelphia”) experienced severe financial difficulties during the early 1990’s which impaired its access to public credit markets.  Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992.  Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the “Authority”) to provide deficit reduction financing and fiscal oversight for Philadelphia.  In order for the Authority to issue bonds on behalf of Philadelphia, Philadelphia and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of Philadelphia.  Philadelphia currently is operating under a five year plan approved by the Authority on July 5, 2006.  The estimated fund balance of Philadelphia’s General Fund as of June 30, 2006, was approximately $254.5 million.

The Authority’s power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1995.  Its ability to refund outstanding bonds is unrestricted.  The Authority had $674.3 million in special tax revenue bonds outstanding as of June 30, 2006.

As of May 22, 2007, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.”  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Special Considerations Regarding Investment in North Carolina State-Specific Obligations.  The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio (the “Fund”) raises special investment considerations.  In particular, changes in the economic condition and governmental policies of North Carolina (the “State”) and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities.  This section briefly describes current economic trends in the State, and constitutes only a brief summary of some of the many complex factors that may have an effect.  The information set forth below is derived from official statements prepared in connection with the debt offerings of State issuers and other sources that are generally available to investors.  No independent verification has been made of the following information.

The State has three major operating funds:  the General Fund, the Highway Fund, and the Highway Trust Fund.  The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes.  A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales.  The State receives other non-tax revenues which are also deposited in the General Fund.  The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch.  The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002.  Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes.  Additionally, tuition for students attending the University of North Carolina was raised 9%.  The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls.  The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards.  Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase.  Each state employee got a $625 raise.  The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State.  The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment.  The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected.  The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001and over $350 million less than projected for the fiscal year 2001-2002 budget.  Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points.  Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget.  Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million.  For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion.  As with other state governments, the slowing national and state economy resulted in a general decline in tax collections.  Individual income taxes fell short by  over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations.  In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises.  The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax.  This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years.  The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs.  The budget provided no raises for state employees but did grant 10 bonus vacation days.  Teachers and principals received career step raises.  The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million.  Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds.  The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million.  Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions.  The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students.  Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution.  University tuition increased 8% for in-state students and 12% for out-of-state students.  The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board.  Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth.  Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies.  Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments.  The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004.  Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003.  Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts.  Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550.  An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded.  State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools.  University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students.  The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million.  An additional $2.8 million was provided to increase aid for in-state students attending private colleges.  The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth.  Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program.  The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million.  Various licensing fees were also implemented for health and child care facilities.  The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development.  The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax.  In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003.  As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years – the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty  also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities.  The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment.  The funds will also be used to build new juvenile detention facilities.  No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year.   The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service.  The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund.  The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund.  The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds).  With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required.  If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt.  Failure to repay the debt would have negative consequences for the State’s credit rating.  Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly.  The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State.  Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region.  Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas.  The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years.  For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of  $478.5 million.  The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year.  The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment.  The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems.  The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery.  The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships.  The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years.  Previously, such programs were funded by the General Fund.  The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%).  The North Carolina Education Lottery began ticket sales in March 2006, and in the first fifteen months of operation, earned more than $377 million to support educational programs for the State, meeting its goal of transferring 35% of total revenues.

The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million.  The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006.  The budget cut some taxes, spent more on education, and set aside money for future crises.  Tax changes included capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007.  In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund was provided for fiscal year 2006-2007.  This repaid the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003.  The budget included an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009.  Additional funds were provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates.  The budget provided increased access to higher education opportunities at the community college and university systems.  Monies were included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives.  In addition to the General Fund appropriation increases, the State’s new Education Lottery provided proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students.  Community college faculty and professional staff  received a 6% salary increase and a 2% one-time bonus.  University faculty and professional staff received a 6% salary increase, and all other state employees received a 5.5% salary increase.  The budget also included a 3.0% adjustment for retirees and made a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidified the State as a leader in recruiting new business and growing existing businesses.  It included $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provided support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million).  The budget included human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs.  Additional funds were included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services.  The budget included monies to enhance well water safety programs and to protect drinking water supplies.  Funds were provided for land conservation, forest development, and habitat protection programs.  It also included funds for disease surveillance and detection programs to ensure a safe food supply.  The budget made investments in improving the court system.  Funds were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates.  It also included funds to improve emergency planning, response and recovery capabilities. The budget included funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan.  Projects included constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art.  Finally, $222 million from the fiscal year 2005-2006 credit balance was earmarked for the Repairs and Renovations Reserve Account.  The amended budget provided for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brought the Savings Reserve Account balance to almost 4% of the 2005-2006 fiscal year operating budget.  The budget also directed $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The State ended fiscal year 2006-2007 with a total General Fund balance of $2.3 billion, with reserves of almost $1.1 billion and an unreserved fund of $1.22 billion.  The General Fund experienced an over-collection of revenues of almost $1.366 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 30, 2007, the General Assembly adopted a $20.7 billion budget for fiscal year 2007-2008, which was signed by Governor Easley on July 31, 2007. The budget makes permanent a statewide sales tax increase that was first approved as a temporary hike in 2001, meaning most consumers will continue to pay a 6.75 percent sales tax on most purchases.  Counties will be allowed, with voter approval, to raise either the local sales tax by another quarter cent or the land transfer tax from 0.2% to 0.6% of a home’s sale price.  The budget also creates a $48 million state version of the federal earned income tax credit by providing a rebate to poor residents even though they owe no taxes.  A temporary tax was allowed to expire as planned, dropping the top individual income tax rate to 7.75% from 8%.  The budget provides $100 million to fund new scholarships for low-income families so students can obtain a college degree debt-free.  An additional $56 million annually for the next two years was allocated to expand the More at Four pre-kindergarten program, and another $37.5 million was provided to help reduce class-sizes in early grades. The 2005 law creating the North Carolina Education Lottery was changed to permit higher prize payouts to attempt to boost ticket sales.  A dedicated fund for research at the University of North Carolina’s cancer center received $25 million this year. Ultimately expected to receive $50 million annually, the fund is paid in part by raising the tax on cigars and smokeless tobacco from 3% to 10% of the wholesale price.

For health and human services, the budget contains several substantive increases, including $8.4 million to provide childcare subsidies for an additional 2,000 children of low-income working parents and $2.0 million to assure that every foster child in North Carolina can go to college. The budget also continues expanding health care opportunities for needy children. Specifically, it provides $7.5 million to continue open enrollment in the CHIP Program, and creates the new N.C. Kids’ Care Program, which will provide health care services for over 12,000 children of low income working parents.  In addition, $62.4 million was appropriated to operate the new Central Regional Hospital in Butner.  The budget also requires the State to assume 100% of the counties share of Medicaid expenditures by fiscal year 2009-2010 by capturing a portion of sales tax revenues previously distributed to local government units.  The budget also provides substantial investments to improve the court system, law enforcement, and disaster preparation.  Funds totaling $21.6 million were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates.  The budget also includes funds to increase investigative efforts in drug trafficking, child exploitation, sexual predator and other violent crimes.  In addition, $4.8 million was appropriated to expand and enhance gang prevention programs.  Finally, the budget includes $4.0 million to strengthen emergency preparedness efforts by continuing the identification, monitoring, and mapping of natural hazards and man-made threats to the State.

The budget appropriates $758.6 million to support state employee benefit programs.  Specifically, the budget authorizes an average 5% compensation increase for all staff on the teacher salary schedule, an average 4.44% increase for public school administrators, a 5.0% increase for Community College and University System faculty, and a 4.0% increase for all other State employees.  In addition, the budget provides funds to cover the increase in active and retired employee health-care premiums associated with rising costs.  Finally, the budget makes the final payment to the retirement system for funds that were withheld in fiscal year 2000-2001.  The budget also provides $230.7 million in pay-as-you-go appropriations for priority education, public safety, and infrastructure projects outlined in the State’s Capital Improvement Plan. This includes $108.2 million for several university systems projects, $20 million for water resource development initiatives, $8 million for the secondary data center, and $7.5 million for infrastructure improvements at the State ports.  In addition, $145 million from the fiscal year 2006-2007 credit balance was earmarked for the Repairs and Renovations Reserve.

The foregoing results are presented on a budgetary basis.  Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles.  For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; as of June 30, 2006 it was positive $1.97 billion; and as of June 30, 2007 it was positive $2.58 billion.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly.  The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced.  In enacting the final budget, the General

Assembly may modify the budget proposed by the Governor as it deems necessary.  The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly.  Such factors are subject to change which may be material and affect the budget.  The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products.  Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity.  The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025.  In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years:  1998 and 2000 through 2003.  The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment.  Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments.  Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies.  In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State.  The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State.  The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State.  However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account.  The foundation is reported as a discretely presented component unit.  In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds.  Each fund will receive a quarter of the tobacco settlement payments.  The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA.  An eighteen-member Tobacco Trust Fund Commission will administer this fund.

A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment.  Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute.  The State believes that its share of the disputed payment amount is approximately $18 million.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 4,116,600 jobs as of October 2007. The largest segment of jobs was approximately 1,396,200 in various service categories, followed by 768,800 in trade, transportation, and utilities, 675,300 in government, and 541,400 in manufacturing.  Based on October 2007 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, tenth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2006 grew from $17,295 to $31,918. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,464,875, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in November 2007 was 4.7% of the labor force, which was the same as the nationwide unemployment rate for the same period.

Agriculture is another basic element of the State’s economy.  In calendar year 2006, the State’s agricultural industry contributed over $66 billion to the State’s economy, accounted for 19% of the State’s income, and employed over 17% of the workforce. Gross agricultural income was almost $8.2 billion in 2006, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004.  According to the State Commissioner of Agriculture, in 2006 the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, sweet potatoes and Christmas trees; second in hogs, trout, and turkeys; and third in cucumbers for pickles and strawberries.

A significant military presence in the State contributes further to the diversity of the State’s economic base.  Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State.  The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base.  The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases.  The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005.  The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State.  The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure.  In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1.             Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) –  Funding of Public Education.  In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education.  Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems.  The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied.  On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education.  The trial on the claim of one plaintiff’s county was held in the Fall of 1999.  In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding.  Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution.  The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order.  On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education.  The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children.  The State is now undertaking measures to respond to the trial court’s directives.  The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2.             N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. – Use of Administration Payments.  On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.  The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution.  The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.”  Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans.  The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995.  However, the court stayed the operation and enforcement of the order pending appeal.  On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools.  The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996.  Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million.  The case is now pending before the trial court while the parties discuss a negotiated resolution.

3.             Southeast Compact Commission – Disposal of Low-Level Radioactive Waste.  North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states.  North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members.  In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site.  North Carolina withdrew from the Compact in 1999.  The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees.  The United States Supreme Court denied the Compact’s petition in August 2001.  On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction.  On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss.  On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case.  The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed North Carolina’s motions as to several claims.  The parties will continue to litigate the remaining claims.

4.             State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina – Diversion of Employer’s Retirement System Contribution.  On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system.  The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget.  The trial court dismissed the action on May 23, 2001 for lack of standing, among other things.  Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing.  On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration.  The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions.  A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial.  On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of the plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims.  These orders did not direct any repayment of funds.  Both the plaintiffs and the State have appealed to the State Court of Appeals.

5.             Goldston, et al. v. State of North Carolina, et al. – Diversion of Highway Trust Funds.  On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund.  The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget.  Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009.  The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed.  In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State.  Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals.  On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.

6.             DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. – Refund of Sales Tax.  The State General Assembly enacted a provision effective January 1, 2002 imposing a sales tax on satellite TV service providers.  On September 30, 2003, DirecTV and Echostar filed an action for a refund of State sales tax paid, which currently amounts to approximately $70 million.  A separate challenge was filed in Federal court.  Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement.  It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes.  The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment.  The case has been designated as exceptional under the State’s Rules of Civil Procedure.  The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State.  Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision and upheld the constitutionality of the tax.  The Federal District Court also granted the State’s motion to dismiss, and this dismissal was affirmed by the United States Fourth Circuit Court of Appeals on January 10, 2008.

7.             Lessie J. Dunn, et al. v. State of North Carolina, et al. – Tax on Non-State Municipal Bonds.  On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution.  A similar case recently filed in Ohio was ultimately unsuccessful.  The trial court granted class certification on June 14, 2005.  The State appealed to the State Court of Appeals as to the composition of the class.  On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification.  The State’s Petition for Discretionary Review was granted by the State Supreme Court, but on December 7, 2007, the State Supreme Court ruled that its earlier grant of discretionary review was improvidently allowed, meaning that the Court of Appeals’ decision upholding class certification will stand.  Under the trial court’s order, the class includes all individuals and entities that have paid tax on interest earned on non-State municipal bonds from October 29, 2000 through the date of final judgment.

8.             State of North Carolina v. Philip Morris, Inc., et al. – Master Settlement Agreement (“MSA”) Payments.  On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that:  (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003.  Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel.  Further litigation was stayed pending the outcome of the arbitration.  The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.  The State has appealed.

9.             Wal-Mart Stores East, Inc. v. Tolson – Refund of Corporate Income Tax.  On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $33.5 million in corporate income taxes.  The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. On January 4, 2008, the trial court granted summary judgment in favor of the State, finding that Wal-Mart’s corporate structure for payment of rent had no real economic substance apart from its beneficial effect on Wal-Mart’s tax liability.  Wal-Mart is considering an appeal.

10.          Petroleum Traders Corporation (PTC) v. State – Refund of E-Procurement Fees.  On July 19, 2006, Petroleum Traders Corporation (PTC) filed an action for declaratory judgment seeking a declaration that the State’s e-procurement fee is a tax and is unconstitutional under provisions of the State and federal Constitutions.  PTC claims to have itself paid over $1 million in e-procurement fees and seeks to have the action proceed as a class action, allegedly involving potential refunds in excess of $100 million.  The State’s motion to dismiss was allowed in part and denied in part.  The State has filed an appeal.

11.          Kevin Patrick Rowlette, et al. v. Richard Moore, State Treasurer – Interest on Unclaimed Property Refunds.  On November 23, 2004, Plaintiffs filed suit in Guilford County alleging that the State Treasurer’s retention of the interest and gain from property held in the Escheat Fund is an unconstitutional taking of property under the State Constitution and the United States Constitution.  State law provides that the Treasurer holds unclaimed property in the Escheat Fund without liability to the owner for interest and that interest earned is payable to the State Education Assistance Authority for students at public institutions of higher education in the State, as provided by the State Constitution.  Plaintiffs seek interest on past and future payments of claims by owners of monies, held in the Escheat Fund, and class certification for all persons receiving claims payments.  The action was transferred to Wake County and heard on May 30, 2006.  The trial court granted the State’s motion to dismiss on June 8, 2006.  Plaintiffs filed notice of appeal, and oral arguments were heard on March 15, 2007.  The amount of interest liability cannot be precisely determined at this time.  However, claims paid by the State Treasurer have increased in recent fiscal years.  Upon the most recent information supplied by the State Treasurer, the interest liability may now exceed $25 million.

The United States Supreme Court has heard arguments on November 5, 2007 in an appeal of a Kentucky state court case (Davis v. Kentucky Dept. of Revenue of the Finance and Admin. Cabinet, 197 S.W.3d 557 (2006)) which ruled that Kentucky’s taxation of interest on bonds issued by states other than Kentucky violates the United States Constitution because Kentucky exempts from taxation interest on bonds issued by Kentucky and its political subdivisions.  North Carolina currently has a similar disparity in the tax treatment of interest on bonds from the State and the interest on bonds from other states.  (See case 7 above, Lessie J. Dunn, et al. v. State of North Carolina, et al.) It is not clear what effect the outcome of this litigation, or any legislative response to the outcome of this litigation, could have on the state law tax treatment of the North Carolina State Specific Obligations or the Fund.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations.  A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools.  These bonds were approved by the voters of the State in November 1996.  In March 1997, the State issued $450 million of the authorized school bonds.  In November 1997, the State issued $250 million of the authorized highway bonds.  In April 1998, the State issued an additional $450 million of the authorized school bonds.  In April 1999, the State again issued an additional $450 million of the authorized school bonds.  In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001.  In May 2002, the State issued the final $55 million of the authorized school bonds.  In November 2003, the State issued an additional $400 million of the authorized highway bonds.  The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds.  The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways.  The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions.  In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds.  In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds.  In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds.  In March 2001, the State issued an additional $30 million of the authorized clean water bonds.  In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds.  In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds.  In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds.  In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds.  In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds.  In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds.  The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State.  In March 2001, the State issued $250 million of the authorized higher education bonds.  In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million.  In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds.  These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds.  This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds.  An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004.  In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds.  In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.

In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through 2007 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.  Since 2002, the State has also issued approximately $1.24 billion in certificates of participation and lease-purchase revenue bonds.  The fiscal year 2006-2007 budget authorized the issuance of up to $672.1 million of special indebtedness as follows:  $429.3 million for psychiatric hospitals and a public health laboratory for the Department of Health and Human Services, $132.2 million for medical and mental health centers for the Department of Correction, $45.8 million for higher education projects, and $64.8 million for other State projects.  Also, on September 26, 2007, the State issued $287.5 million in Grant Anticipation Revenue Vehicle (GARVEE) bonds to pay for federal road projects throughout the State, including repairs, resurfacing, and safety improvements along several interstates. The State General Assembly approved the use of GARVEE bonds in 2005, which will be repaid with federal transportation money the State expects to receive in the years ahead, rather than through State tax revenues.

The February 2007 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are below median levels for all 50 states and for the State’s peer group composed primarily of states rated “triple A” by all three rating agencies.  Thus, the study concludes that the State’s debt is considered manageable at current levels.  Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings.

The State’s general obligation bonds are rated AAA with a “stable” outlook by Fitch Ratings, AAA with a “stable” outlook by Standard & Poor’s Rating Services, and Aaa with a “stable” outlook by Moody’s Investors Service, the highest ratings attainable.  On January 12, 2007, Moody’s reinstated North Carolina’s Aaa rating, citing the State’s strong financial performance, replenishment of depleted reserves, recent economic gains that surpass national averages, and the State’s effective fiscal management and healthy financial outlook.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms.  47 of the State’s 100 counties were declared disaster areas.  The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million.  Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004.  In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina.  In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls.  Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration.  These storms caused over $230 million in damages that are eligible for state and federal governmental assistance.  The State’s share is approximately $90 million.  In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

Special Considerations Regarding Investment in Virginia State-Specific Obligations.  The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations.  For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium.  The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them.  The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy.  Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio.  The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade.  Per capita income in Virginia has been consistently above national levels during that time.  The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing.  Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.  As a result of the 2005 Defense Base Realignment and Closure Commission (“BRAC”) final recommendations, released on September 8, 2005, more than 100,000 defense-related jobs will be moved in, out, or between installations in Virginia.  Four regional working groups of federal, state, local and community leaders have been appointed to address the transition to the new deployment plan recommended by the BRAC Commission.

According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation.  This is generally attributed to the balance among the various sectors represented in the economy.  Virginia is one of twenty-two states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages.  Virginia is also one of the least unionized among the industrialized states.  While overall employment has shown growth over the last five years, years 2002-03 saw little or no job growth, at -0.6% and 0.08% respectively.  However, in fiscal years 2004, 2005 and 2006, Virginia’s nonagricultural employment level were 3,583,900, 3,664,300, and 3,726,100, these were increases of 2.5%. 2.2% and 1.7% over the previous fiscal years.  This renewed job growth was aided by strong growth in the sectors of technology, business and professional services, defense contracting, construction and tourism.

Virginia’s state government operates on a two-year budget.  The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process.  Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained.  If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance.  Virginia law provides that up to 15% of a general fund appropriation to an agency may be withheld if required.  An amendment to the Constitution, effective

January 1, 1993, established a Revenue Stabilization Fund.  This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts.  The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

General Fund revenues are principally comprised of direct taxes.  In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, deeds, contracts, wills and suits and premiums of insurance companies.  Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000 2004, 2005, 2006 and 2007.  In fiscal year 2007, the General Fund revenues and other sources exceeded expenditures and other uses by $65.1 million, resulting in a 2.3% increase in the General Fund balance over fiscal year 2006.  Overall revenue increased by 4.8% and non-tax revenues decreased by 6.3%. The fiscal year 2007 amounts are unaudited.  Overall expenditures rose by a rate of 11.3% in fiscal year 2007, compared to a 7.3% increase in fiscal year 2006.

In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order.  The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia.  The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.  The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X.  Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia.  Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects.  Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election.  The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding.  The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning (so-called “double-barrel” debt).  Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor.  The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt.  The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years.  While the debt limits under Sections 9(b) and 9(c)

are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation.  There are currently outstanding various types of such 9(d) revenue bonds.  Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.  The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported in large part by General Fund appropriations.

The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects.  These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose.  The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports.  The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly.  Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs.  A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia.  Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose.  To date, none of these authorities has advised Virginia that any such deficiencies exist.

As of June 30, 2005, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 36 incorporated towns.  Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap.  The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.  The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

On December 16, 2005, Governor Warner presented to the General Assembly amendments to the 2005 Appropriation Act affecting the remainder of the 2004-2006 biennium (House Bill 29/Senate Bill 29).  The proposed amendments included $1,699.4 million in general fund resources above those assumed in the 2005 Appropriation Act.  These resources included (i) a $1,214.3 million revision to the general fund forecast, (ii) a fiscal year 2005 unreserved balance of $570.0 million, and (iii) reductions in balances and transfers totaling $84.9 million.  The proposed amendments also included net increased spending of $461.3 million.  Major changes to general fund spending in the proposed amendments included $402.2 million in fiscal year 2006 for deposit to the Revenue Stabilization Fund to meet the Constitutional deposit needed due to fiscal year 2005 surplus general fund revenues and $56.6 million to be deposited to the Water Quality Improvement Fund.  The proposed amendments would leave $1,242.4 million to be carried forward into the next biennium as a beginning balance.

On January 24, 2006, Governor Kaine submitted executive amendments to HB 29/SB 29, the budget submitted by his predecessor for the remainder of the 2004-2006 biennium.  Net general fund revenue changes in

Governor Kaine’s executive amendments included an additional $46.5 million.  Additional general fund spending items totaled $3.3 million.  Fiscal year 2006 general fund savings recommended in Governor Kaine’s proposed amendments totaled $8.0 million.

On December 16, 2005, Governor Warner presented the Budget Bill (the “2006 Budget Bill”) for the 2006-2008 biennium, which begins July 1, 2006.  The Governor’s objectives with the bill were to continue Virginia’s financial stability for the long term, make targeted one-time investments that would provide future benefits without committing the Commonwealth to long-term funding obligations, and to maintain core services in K-12 education, capital outlay and maintenance, and public employee compensation.  The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million.  Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding.  General fund budget savings of $57.3 million were also recommended.  The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill, which included $39.6 million to increase proposed K-12 instructional staff pay raises; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding.  The proposed amendments totaled $7.6 million in general fund savings and $15.1 million in additional general fund revenue.

On June 20, 2006, the General Assembly passed a compromised budget for the 2006-2008 biennal.  On December 15, 2006, Governor Kaine presented to the General Assembly his proposed amendments to the 2006 Budget Bill affecting the remainder of the 2006-2008 biennium.  The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.

Fiscal year 2006 ended with actual collections exceeding the forecast by $147 million or 1.0 percent. Nonwithholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the FY 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for FY 2007.

The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008 (for a total fiscal year 2008 deposit of $184.3 million). With these deposits , the Fund will remain at its Constitutional maximum of $ 1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006. Excess deposits (estimated at $36.9 million in fiscal year 2007 and $120.4 million in fiscal year 2008) will be transferred back to the general fund.

After making the deposit to the Revenue Stabilization Fund, approximately 70 percent of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced.  Highlights included a $100 million investment to address capital projects and cost overruns in higher education; an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit; a four percent salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state supported local employees; additional funding for water quality improvements; and 5500 million from the general fund to meet some pressing  transportation needs.

Governor Kaine returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the Budget Bill was enacted as Chapter 847 of the 2007 Acts of Assembly.

Moody’s has reaffirmed Virginia’s AAA bond rating for long-term general obligation bonds. Moody’s reaffirmation reverses an earlier decision to place Virginia on its Watchlist for a possible rating downgrade.  Virginia’s outlook has also been upgraded from negative to stable.

Special Considerations Regarding Investment in New Jersey State-Specific Obligations.  The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.  The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                New Jersey Economic Information and Trends.  New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

                New Jersey’s economy continued to expand steadily in 2006, but at a slower pace compared to the steady economic recovery in 2005.  New Jersey’s payroll employment increased at an average rate of 0.9% last year after growing at 1.0% in 2005.  The Average unemployment rate for New Jersey was 4.6% in 2006 compared to 4.5% in 2005.  According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated June 21, 2007, the preliminary growth rate for New Jersey’s personal income of 6.1% for the first quarter of 2007 was above the revised 5.6% rate for the fourth quarter 2006 but remains below the growth rate of 6.3% for the first quarter of 2006.  The rate of inflation in New Jersey is expected to remain modest.  Low interest rate have supported spending on housing and other consumer durables in New Jersey.  However, if interest rates increase in 2007, it would have a moderating influence on interest-sensitive spending in the economy.  The weakness in the housing sector has persisted through June 2007, and if this trend continues, it may have a softening effect on real consumer spending in 2007.  New Jersey’s economy is expected to follow the national trend, with the nation leading the way in 2007.  Despite near-term uncertainties in the economic outlook, the economies of New Jersey and the nation are expected to continue expanding at a moderate but steady pace in 2007 and improve in 2008.  New Jersey and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall further if consumers, investors, and businesses become more concerned about geopolitical tensions.  To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on the assumption of stable energy prices and financial markets, along with supportive monetary and fiscal policies, geopolitical stability and no drastic fall off in  the housing sector.  However, the fundamentals of New Jersey’s economic health remain stable and the long run prospects for economic growth beyond 2007 are favorable.

New Jersey’s Budget and Appropriation System - Current Operating Expenses.

The General Fund.  New Jersey operates on a fiscal year ending on June 30.  The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of New Jersey is accounted for in the General Fund.  The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.  The undesignated General Fund balance at year end for fiscal year 2004 was $376.5 million, for fiscal year 2005 was $461.7 million and for fiscal year 2006 was $1,216.7 million.  For fiscal year 2007 and 2008, the balance in the undesignated General Fund is estimated to be $1,047.9 and $102.5 million, respectively.  The fund balances are available for appropriation in succeeding fiscal years.

Tax and Revenue Anticipation Notes.  In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues.  New Jersey has authorized the issuance of up to $2,500,000,000 of such notes for Fiscal Year 2008.  New Jersey has issued notes in the amount of $2,000,000,000 on September 13, 2007.  The notes shall be payable on June 24, 2008.  Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution.  Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings.

General Obligation Bonds.  New Jersey finances certain capital projects through the sale of its general obligation bonds.  These bonds are backed by the faith and credit of New Jersey.  Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2007 was $2,832,059,928.  The appropriation for the debt service obligation on  outstanding projected indebtedness is $438.8 million for fiscal year 2008.

Pay-As-You-Go.  In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis.  In fiscal year 2008, the amount appropriated for this purpose is $1,280.5 million.

Other Long Term Debt Obligations of New Jersey.

“Moral Obligation” Bonds.  The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities.  Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made.  However, the New Jersey Legislature is not legally bound to make such an appropriation.  Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds.  Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include:  (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority.  There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities.

As of June 30, 2007, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,764,685,000 and fiscal years 2008 debt service subject to “moral obligation” is $82,212,057.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation.  New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects.  Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings.  Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement.  If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party.  If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency.  New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes.  The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.  Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority.  The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs:  (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) pursuant to the Municipal Rehabilitation and Economic Recovery Act the NJEDA is authorized to issue bond for the purpose of making loans  and grants to sustain economic activity in qualified municipalities; (vii) pursuant to the Business Employment Incentive Program Act, the NJEDA is authorized to issue bonds to provide funds for the payment of, among other things, certain business employment incentive grants in consideration of the attainment of certain employment promotion targets; (viii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); and (ix) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

New Jersey Educational Facilities Authority.  The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

New Jersey Transportation Trust Fund Authority.  In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system.  The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature.  The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation, subject to appropriation of the New Jersey Legislature.

New Jersey Building Authority.  The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities.  Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

New Jersey Sports and Exposition Authority.  Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer.  Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriations by the New Jersey  Legislature.

Garden State Preservation Trust.  In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties.  Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion.  After July 1, 2009, only refunding bonds can be issued.  The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriations by the New Jersey Legislature.

New Jersey Health Care Facilities Financing Authority.  Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues.  In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto.  The State’s obligation to make payments under the swap agreements is subject to appropriation by the New Jersey Legislature.

New Jersey Certificates of Participation.  New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey.  Certificates of Participation in such lease purchase agreements have been issued.  A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

New Jersey Supported School and County College Bonds.  Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended).  The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Department of Human Services Programs.  The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers.  The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities.  Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis.  Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt.  The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued.  Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include:  (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities.

Regulation of County and Municipal Finance.  New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis.  Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”).  Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”).  The accounts of each local unit must be independently audited by a registered municipal accountant.  New Jersey law provides that budgets must be submitted in a form promulgated by the Division.  The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law.  The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law.  This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements.  The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration.  In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less.  However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%.  Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations.  The principal exceptions to these limitations are:  (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services.  The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Additionally, new legislation constituting P.L. 2007, c.62, effective April 3, 2007, imposes a 4% cap on the tax levy of a municipality, county, fire district or solid waste collection district, with certain exceptions and subject to a number of adjustments.  The exclusions from the limit include increases required to be raised for debt service on the local unit’s bonds and notes, increases to replace certain lost state aid, increases in certain pension contributions, increases in the reserve for uncollected taxes required for municipalities, and certain increases in health care costs over 4%.  The Division may approve waivers for certain extraordinary costs identified by statute, and voters may approve increases over 4% not otherwise permitted by a vote of 60% of the voters voting on a public question.

Regulation of the Issuance of Bonds by Counties and Municipalities.  New Jersey law also regulates the issuance of debt by local units.  The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued.  The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units.  No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds).  Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board.  Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue.  The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis.  In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit.  The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts.

Regulation of School District Finance.  All New Jersey school districts are coterminous with the boundaries of one or more municipalities.  They are characterized by the manner in which the board of education, the governing body of the school districts, takes office.  Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district.  In a Type II school district, the board of education is elected by the voters of the district.  Nearly all regional and consolidated school districts are Type II school districts.  The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”).  The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities, including, without limitation, the new legislation constituting P.L. 2007, c.62, effective April 3, 2007, discussed above.  Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the Issuance of Bonds by School Districts.  School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities” herein).  Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity.  If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters.  All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools.  When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized.  When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board.  When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds.  When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

School District Lease Purchase Financings.  School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings.  Lease purchase agreements for equipment cannot exceed five years.  Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable.  The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget.  Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act.  The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools (the “Fund”).  Amendments to the Act provide that the Fund will be divided into two school bond reserve accounts.  All bonds issued prior to July 1, 2003 shall be benefited by a school bond reserve account funded in an amount equal to 1-1/2% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued prior to July 1, 2003 and all bonds issued on or after July 1, 2003 shall be benefited by a school bond reserve account equal to 1% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued on or after July 1, 2003, provided in each case, that such amounts do not exceed the moneys available in the applicable account.  If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due.  There has never been an occasion to call upon this Fund.

Local Financing Authorities.

Regulation of Local Financing Authorities.  The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs.  The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts.  This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.).  Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director.  The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution.  The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits.  The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the Issuance of Bonds by Local Financing Authorities.  Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis.  Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt.  The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.  The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution Control Bonds.  In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location.  The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees.  Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism.  Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county.  On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution.  Subsequently, the United States Supreme Court denied a petition for writ of certiorari.  This decision has terminated controlled flow of solid waste to franchised locations within New Jersey.  In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees.  The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities.  The facts relevant to each local authority within New Jersey remain unique.  Some local authorities have successfully implemented refunding and work-out financings.  Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes.  In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date.  However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified Bonds.  In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.”  Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39.  Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds.  These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Litigation of the State of New Jersey.

General.  At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.).  New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases.  New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money.  The majority of these claims have historically proven to be of substantially less value than the amount originally claimed.  Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it.  In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste.  Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds.  New Jersey is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.  An independent study estimated an aggregate potential exposure of $134,900,000 for tort and medical malpractice claims pending as of December 31, 2006.  In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds.  New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).  The S&P 500 Index Series’ fundamental investment limitations are described separately.

Money Market Portfolios:

1.             Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10%

of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets (taken at current value) may be invested without regard to these limitations.  For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security.  A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2.             No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

3.             Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

4.             Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

5.             The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.

Non-Money Market Portfolios:

Each of the Non-Money Market Portfolios (other than the Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios) may not:

1.             Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations.  For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security.  A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Non-Money Market Portfolios may not:

2.             Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Opportunities Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses; (b) the Health Sciences Opportunities Portfolio will cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in health sciences or related industries as described in the Prospectuses; (c) the Global Resources and All-Cap Global Resources Portfolios will each cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in energy or natural resources industries as described in the Prospectuses; (d) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (e) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (f) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Each Non-Money Market Portfolio (other than the Asset Allocation and Global Opportunities Portfolios) may not:

3.             Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing.  No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

None of the Asset Allocation and Global Opportunities Portfolios may:

4.             Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.  Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

No Portfolio may:

1.             Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.             Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.             Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

4.             Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the Exchange, Small/Mid-Cap Growth, Aurora, Capital Appreciation, Health Sciences Opportunities, Global Resources, All-Cap Global Resources and Global Opportunities  Portfolios, currencies.

5.             Purchase securities of companies for the purpose of exercising control.

6.             Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.             Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.             Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

9.             Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10.           Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Municipal Money Market Portfolio’s requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds).  Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken.  Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

S&P 500 Index Series:

The investment limitations of the S&P 500 Index Series, the portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The S&P 500 Index Series’ fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting  Securities of the Series. Unless otherwise provided, all references below to the assets of a fund are in terms of current market value.

Under its fundamental investment restrictions, the S&P 500 Index Series may not:

                1.             Make any investment inconsistent with the S&P 500 Index Series’ classification as a non-diversified company under the 1940 Act.

                2.             Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the S&P 500 Index Series may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

                3.             Make investments for the purpose of exercising control or management.

                4.             Purchase or sell real estate, except that, to the extent permitted by law, the S&P 500 Index Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                5.             Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the S&P 500 Index Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Master LLC’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Master LLC by the Securities and Exchange Commission.

                6.             Issue senior securities to the extent such issuance would violate applicable law.

                7.             Borrow money, except that (i) the S&P 500 Index Series may borrow in amounts up to 331/3% of its total assets (including the amount borrowed), (ii) the S&P 500 Index Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the S&P 500 Index Series may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the S&P 500 Index Series may purchase securities on margin to the extent permitted by applicable law. The S&P 500 Index Series may not pledge its assets other than to secure such borrowings or, to the extent permitted by the S&P 500 Index Series’ investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

                8.             Underwrite securities of other issuers except insofar as the S&P 500 Index Series technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

                9.             Purchase or sell commodities or contracts on commodities, except to the extent that the S&P 500 Index Series may do so in accordance with applicable law and the Master LLC’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, which may be changed by the Master LLC’s Board without Shareholder approval, the S&P 500 Index Series may not:

                (a)           Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days’ prior written notice of such change.

                (b)           Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the S&P 500 Index Series will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the S&P 500 Index Series’ shares are owned by another investment company that is part of the same group of investment companies.

                (c)           Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Master LLC’s Registration Statement.

                (d)           Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Master LLC have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors of the Master LLC are not subject to the limitations set forth in this investment restriction.

                (e)           Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

                Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

                For purposes of investment restriction 2 above, the S&P 500 Index Series use the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

                Portfolio securities of the S&P 500 Index Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Master LLC has adopted an investment policy pursuant to which the S&P 500 Index Series will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by it, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by it and margin deposits on its existing OTC options on futures contracts exceed 15% of the net assets of the the S&P 500 Index Series, taken at market value, together with all of its other assets which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the S&P 500 Index Series  to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the S&P 500 Index Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then it will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the S&P 500 Index Series and may be amended by the Directors without the approval of the S&P 500 Index Series’ shareholders. However, the Directors will not change or modify this policy prior to the change or modification by the Commission staff of its position.

TRUSTEES AND OFFICERS

THE FUND

The Board of Trustees of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The following discussion of the Trustees and officers of the Fund is also applicable to the Master LLC. The Master LLC has the same Board of Trustees and officers as the Fund. The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery, Robert C. Robb and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

The members of the Compliance Committee are Joseph Platt (chair), Cynthia A. Montgomery and Robert C. Robb, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

The members of the Performance Oversight Committee are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

Prior to November 1, 2007, the Board then in office had five standing committees; the Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Valuation and Pricing Committee and the Performance Review Committee. The Audit Committee met 5 times in the last fiscal year. The Governance and Nominating Committee met 4 times in the last fiscal year. The Compliance Committee met 4 times in the last fiscal year. The Valuation and Pricing Committee met 4 times in the last fiscal year. The Performance Review Committee met 3 times in the last fiscal year.

Biographical Information

Certain biographical and other information relating to the Trustees are set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Year of Birth	Position (s) Held with the Fund	Term of Office(b) And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees:

David O. Beim (1940)(c)	Trustee	Trustee since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA from 1997 to 2001; Chairman of Wave Hill Inc., from 1990 to 2006; Trustee of Phillips Exeter Academy from 2002 to present.

				35 registered investment companies consisting of 81 portfolios	None

Ronald W. Forbes (1940)(d)	Trustee	Trustee since 2007

Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

				35 registered investment companies consisting of 81 portfolios	None

Dr. Matina Horner (1939)(e)	Trustee	Trustee since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) from 1989 to 2003.	35 registered investment companies consisting of 81 portfolios	N Star (electric and gas utility since 1988)

Rodney D. Johnson (1941)(d)	Trustee	Trustee since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director of the Committee of Seventy (civic) since 2006.

				35 registered investment companies consisting of 81 portfolios	None

Herbert I. London (1939)	Trustee	Trustee since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS Worldwide, Inc., since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.

			35 registered investment companies consisting of 81 portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery (1952)	Trustee	Trustee since 2007

Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.

			35 registered investment companies consisting of 81 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. (1947)(g)	Trustee	Trustee since 2007

Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, Jones and Brown (Canadian Insurance Broker) since 1998; Director, Greenlight Re. Ltd. (reinsurance company) since 2004; Partner, Thorn Partner, LP (private investment) since 1988; Former Director from 1990 to 1997 and Executive Vice President, Johnson and Higgins (insurance brokerage).

			35 registered investment companies consisting of 81 portfolios	Greenlight Capital Re. Ltd. (reinsurance)

Robert C. Robb, Jr. (1945)	Trustee	Trustee since 2007

Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981; Trustee, Medical College of Pennsylvania/Hahnemann University from 1998 to 2002; Trustee, EQK Realty Investors from 1994 to 2000; Former Director, Tamaqua Cable Products Company from 1981 to 1998; Former Director, Brynwood Partners from 1984 to 1998; Former Director, PNC Bank from 1994 to 1998; Former Director, Provident National Bank from 1983 to 1993; Former Director, Brinks, Inc. from 1981 to 1986.

			35 registered investment companies consisting of 81 portfolios	None

Toby Rosenblatt (1938)(h)	Trustee	Trustee since 2007

President since 1999 and Vice President — General Partner since 1990, Founders Investments Ltd. (private investments); Director, Forward Management, LLC since 2007; Trustee, SSR Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005; Director since 1997 of the James, Irvine Foundation (philanthropic foundation).

			35 registered investment companies consisting of 81 portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish (1951)(i)	Trustee	Trustee since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants (PICPA) since 2007; Former Director, Inter-Tel from 2006 to 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003.

			35 registered investment company consisting of 81 portfolios	None

Frederick W. Winter (1945)	Trustee	Trustee since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business - University of Pittsburgh since 2005 and Dean from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT Services) since 2004; Director, Tippman Sports (recreation) since 2005.

			35 registered investment company consisting of 81 portfolios	None
Interested Trustees:

Richard S. Davis (1945)(j)	Trustee	Trustee since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.

			184 registered investment companies consisting of 289 portfolios	None

Henry Gabbay (1947)(k)	Trustee	Trustee since 2007

Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.

			183 registered investment companies consisting of 290 portfolios	None

(a) Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b) Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(c) Chairman of the Performance Committee.

(d) Co-Chair of the Board of Trustees.

(e) Chair of the Governance and Nominating Committee.

(f) Co-Chair of the Board of Trustees.

(g) Chair of the Compliance Committee.

(h) Vice-Chair of the Performance Oversight Committee.

(i) Chair of the Audit Committee.

(j) Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.

(k) Mr. Gabbay is an interested person of the Trust due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position (s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.

				196 registered investment companies consisting of 300 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007

Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co., Inc.

				186 registered investment companies consisting of 290 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc since 2006; General of Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	186 registered investment companies consisting of 290 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance and Anti-Money Laundering Officer	Chief Compliance and Anti- Money Laundering Officer since 2007

Managing Director and Senior Counsel since January 2005; Director and Senior Counsel from 2001 to 2004, and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.

			186 registered investment companies consisting of 290 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007

Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.

			186 registered investment companies consisting of 290 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the certain funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

			186 registered investment companies consisting of 290 portfolios	None

(a) Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b) Each officer is elected by and serves at the pleasure of the Board of Trustees of the Fund.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Richard S. Davis	None	over $100,000
Henry Gabbay	None	over $100,000
Non-Interested Trustees:
David O. Beim	$50,001 - $100,000	$ 50,001 - $100,000
Ronald W. Forbes	$50,001 - $100,000	over $100,000
Dr. Matina Horner	over $100,000	over $100,000
Rodney D. Johnson	over $100,000	over $100,000
Herbert I. London	$10,001 - $50,000	over $100,000
Cynthia A. Montgomery	None	over $100,000
Joseph P. Platt, Jr.	$10,001 - $50,000	over $100,000
Robert C. Robb, Jr.	over $100,000	over $100,000
Toby Rosenblatt	None	over $100,000
Kenneth L. Urish	None	None
Frederick W. Winter	None	None

As of December 1, 2007, the Trustees and officers of the Fund then in office as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund then in office or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

Compensation of Trustees

Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Fund, and a $125,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co- Chairs of the Board of Trustees are each paid as compensation an additional annual retainer of

$45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee, and Performance Committee are paid as compensation an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Fund may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets forth the compensation earned by the non-Interested Trustees and Chief Compliance Officer for the fiscal year ended September 30, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Fund(b)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds	Number of BlackRock Advised Funds and Portfolios
David O. Beim (c)	None	None	$180,570	17 registered investment companies consisting of 24 portfolios
Ronald W. Forbes(d)	None	None	$235,183	47 registered investment companies consisting of 49 portfolios
Dr. Matina Horner(e)	$116,303	None	$226,015	3 registered investment companies consisting of 55 portfolios
Rodney D. Johnson(d)	None	None	$143,151	1 registered investment companies consisting of 10 portfolios
Herbert I. London	None	None	$250,136	37 registered investment companies consisting of 57 portfolios
Cynthia A. Montgomery	None	None	$171,433	47 registered investment companies consisting of 49 portfolios
Joseph P. Platt, Jr.(f)	None	None	$139,817	1 registered investment companies consisting of 10 portfolios
Robert C. Robb, Jr.	None	None	$128,151	1 registered investment companies consisting of 10 portfolios
Toby Rosenblatt(g)	$115,588	None	$226,015	3 registered investment companies consisting of 55 portfolios

Kenneth L. Urish(h)	None	None	$139,817	1 registered investment companies consisting of 10 portfolios
Frederick W. Winter	None	None	$128,151	1 registered investment companies consisting of 10 portfolios
Compliance Officer Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	$0(i)	None	$0(i)	3 registered investment companies consisting of 64 portfolios

(a) Each of the non-interested Trustees assumed office on November 1, 2007.

(b) For the fiscal year ended September 30, 2007, the Fund paid aggregate compensation of $750,312 to all Trustees then holding such office.

(c) Chair of the Performance Oversight Committee.

(d) Co-Chair of the Board of Trustees.

(e) Chair of the Governance Committee.

(f) Chair of the Compliance Committee.

(g) Vice-Chair of the Performance Oversight Committee.

(h) Chair of the Audit Committee.

(i) Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer on November 1, 2007.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.  The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee.  With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements.  The advisory and sub-advisory services provided by BlackRock, BIMC, BFM and BIL, and the fees received by BlackRock for such services, are described in the Prospectuses.

For their advisory and sub-advisory services, BlackRock, BIMC, BFM and BIL, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL CAP VALUE EQUITY AND SMALL CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.550%
$1 billion — $2 billion	.500
$2 billion — $3 billion	.475
Greater than $3 billion	.450

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE CAPITAL APPRECIATION PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.650%
$1 billion — $2 billion	.600
$2 billion — $3 billion	.575
Greater than $3 billion	.550

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE AURORA PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.850%
$1 billion — $2 billion	.800
$2 billion — $3 billion	.750
Greater than $3 billion	.700

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE SMALL/MID-CAP GROWTH, HEALTH SCIENCES OPPORTUNITIES, GLOBAL RESOURCES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.750%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.675
Greater than $3 billion	.650

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND
MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.800%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.650
Greater than $3 billion	.625

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE ASSET ALLOCATION PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM

First $1 billion	.550%	.400%
$1 billion — $2 billion	.500	.350
$2 billion — $3 billion	.475	.325
Greater than $3 billion	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
INTERNATIONAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIL

First $1 billion	1.00%	.85%
$1 billion — $2 billion	.95	.80
$2 billion — $3 billion	.90	.75
Greater than $3 billion	.85	.70

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE U.S. OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	1.100%
$1 billion — $2 billion	1.050
$2 billion — $3 billion	1.025
Greater than $3 billion	1.000

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	.90%
$1 billion—$2 billion	.85
$2 billion—$3 billion	.80
Greater than $3 billion	.75

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
GLOBAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BFM (as % of average daily net assets allocated to fixed income investments)

First $1 billion	.90%	.400%
$1 billion — $2 billion	.85	.350
$2 billion — $3 billion	.80	.325
Greater than $3 billion	.75	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE
FOR THE MONEY MARKET PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIMC

First $1 billion	.450%	.400%
$1 billion — $2 billion	.400	.350
$2 billion — $3 billion	.375	.325
Greater than $3 billion	.350	.300

The investment advisory fees paid to BlackRock for the Small Cap Core Equity and Exchange Portfolios are 1.00% and .50%, respectively.

BlackRock renders advisory services to each of the Portfolios pursuant to an Investment Advisory Agreement.  From the commencement of operations of each Portfolio that existed prior to January 4, 1996 until that date (other than the New Jersey Municipal Money Market Portfolio; June 1, 1996, in the case of the Index Equity Portfolio), BIMC served as adviser.

From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. (“Midlantic Bank”) served as investment adviser to the predecessor portfolio of the New Jersey Municipal Money Market Portfolio.  From January 1, 1996, through January 12, 1996, BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio.

PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations), to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations), to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations), to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations), to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations), to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996, to June 6, 1996.  From April 4, 1990 (commencement of operations), to January 4, 1996, PNC Bank served as sub-adviser to the Asset Allocation Portfolio.  From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio.

BFM renders sub-advisory services to the Asset Allocation and Global Opportunities Portfolios pursuant to Sub-Advisory Agreements.  Until January 26, 2001, BFM rendered sub-advisory services to the Mid-Cap Value Equity, Small Cap Value Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, U.S. Opportunities, and International Opportunities Portfolios.  From May 15, 2000, to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Opportunities Portfolio.  BIL renders sub-advisory services to the International Opportunities Portfolio pursuant to a sub-advisory agreement.  BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements.  The Investment Advisory Agreement with BlackRock and the above-referenced Sub-Advisory Agreements are collectively referred to as the “Advisory Contracts.”

Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts.  Under the Advisory Contracts, BlackRock, BIMC, BFM and BIL are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.  Each of the Advisory Contracts  is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIMC, BFM or BIL, as the case may be.  BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund.  Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2006 through September 30, 2007, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$4,890,833	$2,027,489	$66,663
U. S. Treasury Money Market	1,248,204	745,987	5,547
Municipal Money Market	890,111	583,577	1,961
New Jersey Municipal Money Market	440,013	369,672	2,998
North Carolina Municipal Money Market	75,881	265,347	4,256
Ohio Municipal Money Market	383,005	311,470	4,188
Pennsylvania Municipal Money Market	1,801,166	842,878	19,711
Virginia Municipal Money Market	92,043	255,858	8,579
Capital Appreciation	1,439,638	182,255	25,276
Mid-Cap Value	8,181,483	29,745	1,207,433
Mid Cap Growth Equity	3,223,639	—	66,870
Aurora	14,529,034	—	251,964
Small/Mid Cap Growth Equtiy	2,108,906	—	434,365
Small Cap Value Equity	439,292	6,427	6,546
Small Cap Core Equity Portfolio	934,936	138	34,165
Small Cap Growth Equity	4,240,886	—	11,012
Global Science & Technology Opportunities	221,853	84,200	46,654
Global Resources	6,962,320	—	27,902
All Cap Global Resources	7,273,881	—	178,770
Health Sciences Opportunities	8,294,893	—	25,928
U.S. Opportunities	3,091,106	900,064	200,118
Global Opportunities	648,979	5,732	73,085
International Opportunities	13,691,113	—	5,684
Asset Allocation	4,296,104	—	21,892
Exchange	1,459,572	53,626	6,515

For the period from October 1, 2005 through September 30, 2006, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$4,158,307	$2,373,136	$49,800

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

U. S. Treasury Money Market	1,171,799	852,468	6,231
Municipal Money Market	815,433	609,697	2,281
New Jersey Municipal Money Market	389,154	382,036	3,339
North Carolina Municipal Money Market	71,488	227,361	3,967
Ohio Municipal Money Market	336,700	333,578	4,065
Pennsylvania Municipal Money Market	1,529,582	939,078	19,957
Virginia Municipal Money Market	23,838	162,410	5,069
Capital Appreciation	1,724,264	0	4,920
Mid-Cap Value	6,092,211	274,417	621,134
Mid Cap Growth Equity	3,412,720	70,119	65,827
Aurora	18,954,278	0	74,520
Small/Mid Cap Growth Equtiy	2,103,465	47,061	309,454
Small Cap Value Equity	603,621	8,022	8,184
Small Cap Core Equity Portfolio	705,739	18,075	29,156
Small Cap Growth Equity	3,428,141	0	19,637
Global Science & Technology Opportunities	232,551	36,236	61,171
Global Resources	8,729,489	0	8,862
All Cap Global Resources	4,230,040	0	7,974
Health Sciences Opportunities	4,833,894	0	0
U.S. Opportunities	1,207,167	201,472	60,823
Global Opportunities	14,082	163,776	51,598
International Opportunities	10,491,985	0	0
Asset Allocation	4,079,883	170,837	0
Exchange	1,335,946	109,077	14,525

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of the Global Resources Portfolio, Health Sciences Opportunities Portfolio, Capital Appreciation Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$3,479,324	$2,874,530	$0
U. S. Treasury Money Market	997,959	959,206	0
Municipal Money Market	761,625	721,549	0
New Jersey Municipal Money Market	302,063	380,906	0
North Carolina Municipal Money Market	29,661	247,044	0
Ohio Municipal Money Market	306,342	369,321	0
Pennsylvania Municipal Money Market	1,243,845	1,032,835	0
Virginia Municipal Money Market	0	89,319	0
Capital Appreciation	1,248,854	0	0
Mid-Cap Value	3,385,901	662,404	0
Mid-Cap Growth Equity	2,638,154	127,946	0
Aurora	15,652,132	0	32,212
Small/Mid Cap Growth Equity	1,487,479	29,657	0
Small Cap Value Equity	727,645	0	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Small Cap Core Equity Portfolio	165,114	88,870	0
Small Cap Growth Equity	2,903,801	0	0
Global Science & Technology Opportunities	129,852	97,367	0
Global Resources	4,903,402	0	0
All-Cap Global Resources	208,952	170,780	0
Health Sciences Opportunities	939,616	0	162,313
U.S. Opportunities	1,059,732	0	0
International Opportunities	4,989,791	0	0
Asset Allocation	2,704,828	394,415	0
Exchange	816,652	156,407	0

On January 31, 2005, certain mutual funds formerly managed by State Street Research & Management Company (“SSR Funds”) reorganized with certain of the Portfolios. With respect to the SSR Funds listed below that reorganized with BlackRock Funds’ Portfolios, for such SSR Fund’s two most recent fiscal years before the reorganizations, such SSR Fund paid State Street Research & Management Company advisory fees as follows:

	Fees Paid For Fiscal Year Ended Payments
Fund	2004	2003
Asset Allocation Fund	$4,250,653	$4,180,605
Aurora Fund	29,179,140	21,291,705
Emerging Growth Fund	2,550,085	857,754
Exchange Fund	1,515,452	1,419,580
Global Resources Fund	2,882,773	1,276,075
Health Sciences Opportunities Fund	361,824	197,394
Capital Appreciation Fund	2,172,192	1,872,758
Mid-Cap Value Fund	3,273,789	2,645,618

The Index Equity Portfolio invests all of its assets in interests of the S&P 500 Index Series of the Master LLC. Accordingly, the Index Equity Portfolio does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master LLC.  The Master LLC has entered into an investment advisory agreement with the Investment Adviser. The Investment Adviser provides with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the S&P 500  Index Series’ portfolio and constantly reviews its holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

Effective September 29, 2006, the Master LLC has entered into an agreement with the Investment Adviser (the “Investment Advisory Agreement”) pursuant to which the Investment Adviser receives compensation for its services to the Master LLC. Under the Investment Advisory Agreement, the Master LLC pays the Investment Adviser 0.005% of the S&P 500  Index  Series’ average daily net assets.  The Investment Adviser has entered into a contract with the Master LLC on behalf of the S&P 500  Index Series and certain corresponding “feeder” funds (each a “Feeder Fund”) that provides that the management fee for the S&P 500  Index  Series when combined with the administrative fee of each such corresponding Feeder Fund, will not exceed specified amounts. Absent this contractual arrangement, the Investment Adviser of the S&P 500 Index Series would receive management fees as a percentage of daily net assets at a rate of 0.01%.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as the S&P 500 Index Series’ Investment Adviser and received as monthly compensation at the annual rates of 0.005% of the average daily net assets.  FAM had entered into a contract with the Master LLC on behalf of the S&P 500  Index  Series and certain corresponding Feeder Funds that provided that the management fee for the S&P 500  Index  Series when combined with the administrative fee of each such corresponding Feeder Fund, would not exceed specified amounts. Absent these contractual arrangements, FAM would have received management fees as a percentage of daily net assets at a rate of 0.05%.

The table below sets forth information about the total investment advisory fees paid by the Series to the Investment Adviser and to FAM, the Series’ previous investment adviser, and the amount of any waiver, for the periods indicated.

Fiscal Year Ending December 31,
2006
Contractual Amount paid to FAM(1)	$101,822
Contractual Amount paid to the Investment Adviser(2)	$34,230
Amount waived (if applicable) by FAM(1)	$0
Amount waived (if applicable) by the Investment Adviser(2)	$0
2005
Contractual Amount paid to FAM	$151,287
Amount waived (if applicable) by FAM	$0
2004
Contractual Amount paid to FAM	$136,071
Amount waived (if applicable) by FAM	$0

(1) For the period January 1, 2006 to September 29, 2006.

(2) For the period September 29, 2006 to December 31, 2006.

Effective September 29, 2006, the Investment Adviser entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) with respect to the Master LLC pursuant to which the Investment Adviser pays BIM for the services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Investment Adviser under the Investment Advisory Agreement.  For the period, September 29, 2006 to December 31, 2006, the total sub-advisory fee paid to BIM was $1,241,876.

                Pursuant to the Investment Advisory Agreement and Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement and Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement.  BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”).  Effective June 4, 2007, PFPC is no longer the Co-Administrator for the Index Equity Portfolio.  PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants.  The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BlackRock and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio’s average daily net assets, .065% of the next $500 million of each Portfolio’s average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.  In addition, the Fund will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.  Effective June 4, 2007, the Fund, State Street Bank and Trust Company (“State Street”) and BlackRock have entered into an administration agreement with respect to the Index Equity Portfolio that is substantially similar to the  Administration Agreement among the Fund, BlackRock and PFPC described above with respect to fees and services.

For the period from October 1, 2006 through September 30, 2007, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$1,265,662	$155,974	0
U. S. Treasury Money Market	395,886	46,451	0
Municipal Money Market	297,502	29,984	0
New Jersey Municipal Money Market	153,429	26,502	0
North Carolina Municipal Money Market	57,161	18,667	0
Ohio Municipal Money Market	122,982	31,337	0
Pennsylvania Municipal Money Market	453,633	123,890	0
Virginia Municipal Money Market	58,128	19,183	0
Capital Appreciation	225,922	23,648	0
Mid-Cap Value	716,097	248,137	0
Mid Cap Growth Equity	351,206	51,806	0
Aurora	1,287,840	203,860	0
Small/Mid Cap Growth	226,994	54,246	0
Small Cap Value Equity	79,128	1,929	0
Small Cap Core Equity Portfolio	80,856	12,636	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Small Cap Growth Equity	737,406	3,142	0
Global Science & Technology Opportunities	28,070	$5,936	0
Global Resources	795,841	72,840	0
All Cap Global Resources	847,630	71,495	0
Health Sciences	1,014,937	16,819	0
U.S. Opportunities	318,046	44,389	0
Global Opportunities	61,762	10,953	0
International Opportunities	1,254,716	5,066	0
Asset Allocation	737,168	15,794	0
Index Equity*	921,362	87,300	0
Exchange	226,980	75,663	0

* Effective June 4, 2007, State Street, a non-affiliated company, replaced PFPC as Co-Administrator.

                For the period from October 1, 2005 through September 30, 2006, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$1,432,375	$326,583	$0
U. S. Treasury Money Market	445,053	120,466	0
Municipal Money Market	349,738	46,872	0
New Jersey Municipal Money Market	161,803	52,309	0
North Carolina Municipal Money Market	52,306	31,108	0
Ohio Municipal Money Market	131,700	54,360	0
Pennsylvania Municipal Money Market	464,656	220,206	0
Virginia Municipal Money Market	26,848	21,947	0
Capital Appreciation	223,467	164,155	0
Mid-Cap Value	612,010	488,479	0
Mid Cap Growth Equity	483,451	146,285	0
Aurora	2,643,954	344,788	0
Small/Mid Cap Growth	237,662	173,497	0
Small Cap Value Equity	151,543	11,025	0
Small Cap Core Equity Portfolio	84,745	12,239	0
Small Cap Growth Equity	865,772	2,007	0
Global Science & Technology Opportunities	35,211	5,766	0
Global Resources	1,367,941	193,921	0
All Cap Global Resources	565,038	115,221	0
Health Sciences	819,479	0	0
U.S. Opportunities	152,742	17,113	0
Global Opportunities	14,883	4,789	0
International Opportunities	1,355,027	0	0
Asset Allocation	1,066,032	15,534	0
Index Equity	1,037,213	641,705	0
Exchange	226,470	81,970	0

For the period from October 1, 2004 through September 30, 2005, (for the period January 31, 2005 through September 30, 2005 in the case of Global Resources Portfolio, Health Sciences Opportunities Portfolio, Capital Appreciation Portfolio, Aurora Portfolio, Small/Mid-Cap Growth Portfolio and Exchange Portfolio, and for the period February 16, 2005 through September 30, 2005 for the All-Cap Global Resources Portfolio) the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements

Money Market	$1,817,743	$671,768	$0
U. S. Treasury Money Market	515,803	266,759	0
Municipal Money Market	453,155	140,115	0
New Jersey Municipal Money Market	173,069	100,118	0
North Carolina Municipal Money Market	52,760	57,923	0
Ohio Municipal Money Market	156,069	114,196	0
Pennsylvania Municipal Money Market	497,991	411,404	0
Virginia Municipal Money Market	2,101	33,626	0
Capital Appreciation	216,444	241,385	0
Mid-Cap Value	455,093	703,071	0
Mid-Cap Growth Equity	610,510	185,273	0
Aurora	4,059,772	0	0
Small/Mid Cap Growth	198,352	267,930	0
Small Cap Value Equity	281,936	15,760	0
Small Cap Core Equity Portfolio	49,407	8,721	0
Small Cap Growth Equity	1,211,047	0	0
Global Science & Technology Opportunities	56,409	1,765	0
Global Resources	917,653	544,132	0
All-Cap Global Resources	61,437	52,956	0
Health Sciences Opportunities	237,743	48,021	0
U.S. Opportunities	214,357	7,606	0
International Opportunities	1,059,105	82,065	0
Asset Allocation	1,241,541	36,113	0
Index Equity	1,601,123	1,422,512	0
Exchange	165,420	68,117	0

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center.  The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.  For the fiscal year ended September 30, 2007, the Fund reimbursed  BlackRock $2,208,891  pursuant to the Agreement.

Custodian and Transfer Agency Agreements.  Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PFPC Trust Company (“PTC”), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations.  PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.  Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets. The fees for the Money Market Portfolios are as follows; .0025% of each Portfolio’s first $2.00 billion of average gross assets; and .002% of each Portfolio’s average gross assets in excess of $2.00 billion. The fees for the Equity Portfolios are as follows; .005% of the first $400 million of each Portfolio’s average gross assets, .004% of the next $1.6 billion of each Portfolio’s average gross assets, and .003% of each Portfolio’s average gross assets in excess of $2.00 billion.  PTC is also entitled to out-of-pocket expenses and certain transaction charges.

PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio.  PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp.  For its services, PFPC receives per account and transaction fees and disbursements.

State Street Bank and Trust Company serves as the Master LLC’s custodian.  The Index Equity Portfolio bears its pro rata portion of the S&P 500 Index Series’ custody fees and expenses.  Effective June 4, 2007, the Index Equity Portfolio will be added to the custodian agreement between State Street Bank and Trust Company and the Master LLC and will pay customary out-of-pocket expenses for custody services.

Distribution Agreement and Amended and Restated Distribution and Service Plan.  The Fund has entered into a distribution agreement with BDI under which BDI, as agent, offers shares of each Portfolio on a continuous basis.  BDI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.  BDI’s principal business address is 760 Moore Road, King of Prussia, PA 19406.  BDI is an affiliate of BlackRock.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BDI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services.  Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under the Plan.  In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders.  In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.  The Plan provides, among other things, that:  (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .25% of the average daily net asset value of each Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares, a maximum annual rate of.50% of the average daily net asset value of each Portfolio’s outstanding Investor B1 Shares and a maximum annual rate of .30% of the average daily net asset value of each Portfolio’s outstanding Investor B2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker/dealers receive commissions from BDI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale.  The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares, a maximum annual rate of .55% of the average daily net asset value of each Portfolio’s outstanding Investor C1 Shares and a maximum annual rate of ..30% of the average daily net asset value of each Portfolio’s outstanding Investor C2 Shares) are intended to cover the expense to BDI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers.  The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time.  Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BDI.

The Fund currently does not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plan.  However, the Plan permits BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund).  From time to time, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.  These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing.  These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts.  The payments made by BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations.  The payments described above are made from BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable regulations of the Financial Industry Regulatory Authority (“FINRA”), the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed.  As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation, Tower Square Securities Inc. and Banc of America Investment Services, Inc.  The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.  You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities.  These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan.  The fees are paid according to the following schedule: Money Market Portfolios - .15% of net assets and Equity Portfolios - .25% of net assets (except that with respect to the Index Equity Portfolio, the fee is .04% of net assets).

Service Organizations may charge their clients additional fees for account-related services.  Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization.  Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Portfolio, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares of all Portfolios.  Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record.  In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the BlackRock Shares of the Small Cap Value Equity Portfolio, and HL, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R Shares, and .10% for Investor A1, Investor B2 and Investor C2 Shares, of all Portfolios (.15% with respect to the Index Equity Portfolio) owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.  For the fiscal year ended September 30, 2007, BlackRock retained an aggregate of $107,775 and $825,165 in distribution and shareholder servicing fees, respectively.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For the twelve months ended September 30, 2007, the Portfolios’ share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – BlackRock Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Small Cap Value Equity	—	—	$12,295	—

Portfolios – Hilliard Lyons Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	—	—	$336,066	—
Municipal Money Market	—	—	—	$382,986

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	—	—	$993,867	—
U. S. Treasury Money Market	—	—	76,196	—
Municipal Money Market	—	—	10,755	—
New Jersey Municipal Money Market	—	—	59,734	—
North Carolina Municipal Money Market	—	—	745	—
Ohio Municipal Money Market	—	—	56,948	—
Pennsylvania Municipal Money Market	—	—	89,631	—
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Mid-Cap Value Equity	—	—	1,501,814	—
Mid-Cap Growth Equity	—	—	657,532	—
Small Cap Value Equity	—	—	71,751	—
Small Cap Growth Equity	—	—	482,593	—
Small Cap Core Equity	—	—	63,033	—
U.S. Opportunities Equity	—	—	396,058	—
Global Science and Technology Opp. Equity	—	—	37,261	—
International Opportunities Equity	—	—	1,218,357	—
Index Equity	—	—	451,728	—
Asset Allocation	—	—	1,226,844	—
Capital Appreciation	—	—	289,169	—
Aurora	—	—	2,607,526	—
Small/Mid-Cap Growth	—	—	537,071	—
Global Resources	—	—	1,669,468	—
All-Cap Global Resources	—	—	720,600	—
Health Sciences Opportunities	—	—	1,418,176	—
Global Opportunities	—	—	75,736	—

Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	$102,549	—	—	$34,119
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Mid-Cap Value Equity	971,294	—	322,884	—
Mid-Cap Growth Equity	349,071	—	114,878	—
Small Cap Value Equity	46,100	—	15,367	—
Small Cap Growth Equity	80,947	—	26,978	—
Small Cap Core	65,933	—	21,976	—
U.S. Opportunities Equity	287,157	—	95,632	—
Global Science and Technology Opp. Equity	70,355	—	23,439	—
International Opportunities Equity	746,066	—	248,621	—
Index Equity	553,185	—	110,637	—
Asset Allocation	1,258,288	—	417,653	—
Capital Appreciation	455,502	—	151,504	—
Aurora	2,250,059	—	749,192	—
Small/Mid-Cap Growth	169,216	—	55,735	—
Global Resources	621,607	—	207,063	—
All-Cap Global Resources	363,199	—	120,783	—
Health Sciences Opportunities	656,138	—	218,211	—
Global Opportunities	47,243	—	15,748	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	$35,729	—	—	$11,875
U. S. Treasury Money Market	N/A	N/A	N/A	N/A
Municipal Money Market	N/A	N/A	N/A	N/A
New Jersey Municipal Money Market	N/A	N/A	N/A	N/A
North Carolina Municipal Money Market	N/A	N/A	N/A	N/A
Ohio Municipal Money Market	N/A	N/A	N/A	N/A
Pennsylvania Municipal Money Market	N/A	N/A	N/A	N/A
Virginia Municipal Money Market	N/A	N/A	N/A	N/A
Mid-Cap Value Equity	1,231,428	—	410,692	—
Mid-Cap Growth Equity	136,449	—	45,527	—
Small Cap Value Equity	31,906	—	10,635	—
Small Cap Growth Equity	146,180	—	48,727	—
Small Cap Core Equity	216,322	—	72,107	—
U.S. Opportunities Equity	482,409	—	160,803	—
Global Science and Technology Opp. Equity	62,053	—	20,684	—
International Opportunities Equity	1,757,795	—	585,934	—
Index Equity	1,284,238	—	256,847	—
Asset Allocation	624,640	—	208,287	—

Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Capital Appreciation	116,520	—	38,840	—
Aurora	1,868,732	—	622,694	—
Small/Mid-Cap Growth	131,068	—	43,689	—
Global Resources	1,056,223	—	351,988	—
All-Cap Global Resources	1,238,704	—	412,894	—
Health Sciences Opportunities	2,313,947	—	771,282	—
Global Opportunities	104,011	—	34,670	—

Portfolios – Service Shares	Net Distribution Fees	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Money Market	N/A	$1,084,571	—
U. S. Treasury Money Market	N/A	567,267	—
Municipal Money Market	N/A	271,054	—
New Jersey Municipal Money Market	N/A	125,282	—
North Carolina Municipal Money Market	N/A	2,438	—
Ohio Municipal Money Market	N/A	15,412	—
Pennsylvania Municipal Money Market	N/A	130,565	—
Virginia Municipal Money Market	N/A	1,512	—
Mid-Cap Value Equity	N/A	9,211	—
Mid-Cap Growth Equity	N/A	1,824	—
Small Cap Value Equity	N/A	7,153	—
Small Cap Growth Equity	N/A	76,037	—
Small Cap Core Equity	N/A	10,125	—
U.S. Opportunities Equity	N/A	29,214	—
Global Science and Technology Opp. Equity	N/A	261	—
International Opportunities Equity	N/A	378,382	—
Index Equity	N/A	52,846	—
Asset Allocation	N/A	5,747	—
Capital Appreciation	N/A	54	—
Aurora	N/A	44	—
Small/Mid-Cap Growth	N/A	54	—
Global Resources	N/A	N/A	N/A
All-Cap Global Resources	N/A	6,781	—
Health Sciences Opportunities	N/A	14,615	—
Global Opportunities	N/A	86	—

Portfolios – Investor R Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers

Mid-Cap Growth Equity	$57	—	$57	—
Aurora	558	—	558	—
Small/Mid-Cap Growth	558	—	558	—

Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions.  Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares.  The level of payments made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in Equity Portfolios of BlackRock funds and 0.15% of the assets attributable to UBS AG  invested in Bond Portfolios of BlackRock funds.   BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

Code of Ethics.  The Fund, the Master LLC, BlackRock, BFM, BIL, BIMC and BDI have adopted codes of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies.  Each of the Fund and the Master LLC has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s and Trust’s proxies.  The Proxy Voting Policy is attached as Appendix C.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.  The Portfolios’ proxy voting record is also available on the Fund’s website at www.blackrock.com.

Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s and Trust’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information.  Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available.  Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics.  Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.                                       Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.                                       Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

(1)   The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings.  In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value for each Equity Portfolio and Portfolio name, ticker symbol, coupon, maturity, current face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.                                       Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.                                       Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

Other Information.  To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

Implementation.  All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements.  As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.                                       Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.                                       PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.                                       PFPC Inc. pursuant to the Fund’s Amended and Restated Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.                                       Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.                                       Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.                                       Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions

7.                                       Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.                                       Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid.  These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BDI or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund.  Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2007, Wayne J. Archambo, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$1.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	14	$1.0 billion	0	—

As of September 30, 2007, Thomas P. Callan, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$3.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$37 million	1	$37 million
Other Accounts	0	—	0	—

As of September 30, 2007, Michael D. Carey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$3.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	4	$882 million	1	$564 million

As of September 30, 2007, Philip Green managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$133 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$799 million	2	$150 million
Other Accounts	2	$147 million	1	$95 million

As of September 30, 2007, Edward P. Dowd managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$844 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$171 million	0	—
Other Accounts	5	$807 million	0	—

As of September 30, 2007, Anthony F. Forcione, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	—	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	1	$7.7 million	0	—

As of September 30, 2007, Robert Hallisey managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	—	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of December 31, 2007, Debra Jelilian managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	26	$24 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	16	$8.7 billion	0	—
Other Accounts	21	$38 billion	3	$1.9 billion

As of September 30, 2007, Eileen M. Leary, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$113 million	0	—
Other Accounts	6	$369 million	0	—

As of September 30, 2007, Andrew Leger managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	—	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

As of September 30, 2007, Jeffrey R. Lindsey, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$1.2 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$171 million	0	—
Other Accounts	5	$807 million	0	—

As of September 30, 2007, Kate O’Connor, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$1.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$59.5 million	1	$59.5 million
Other Accounts	12	$997 million	0	—

As of September 30, 2007, Daniel J. Rice III managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	7	$1.5 billion	6	$1.1 billion
Other Accounts	19	$1.5 billion	5	$464 million

As of September 30, 2007, Jean M. Rosenbaum, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$3.6 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$113 million	0	—
Other Accounts	0	—	0	—

As of September 30, 2007, Jeffrey Russo managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	22	$24.2 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	24	$17.6 billion	0	—
Other Accounts	24	$40.8 billion	3	$1.9 billion

As of September 30, 2007, Andrew F. Thut managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$554 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$78.3 million	0	—
Other Accounts	1	$104 million	0	—

As of September 30, 2007, Neil Wagner managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.8 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$173 million	1	$59.5 million
Other Accounts	7	$414 million	0	—

As of September 30, 2007, Denis J. Walsh III, CFA managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$1.45 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	7	$1.45 billion	6	$1.1 billion
Other Accounts	20	$1.95 billion	5	$464 million

As of September 30, 2007, Erin Xie, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$2.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$322 million	1	$36.9 million
Other Accounts	1	$50 million	0	—

As of September 30, 2007, Linda Zhang, PhD managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$133 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	0	—	0	—
Other Accounts	0	—	0	—

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  In this connection, it should be noted that Ms. Jelilian, Ms. Xie and Messrs. Carey, Green, Russo, Rice, Walsh and Callan currently manage certain accounts that are subject to performance fees.  In addition, Ms. Xie and Messrs. Green, Callan, Rice and Walsh assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”).  Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”).  Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms. O’Connor, Ms. Rosenbaum and Messrs. Archambo, Callan, Wagner and Carey was mandatorily deferred in a similar manner for a number of years.  Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards — Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Ms. Rosenbaum and Messrs. Archambo, Callan, Wagner, Carey and Gordon have been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.   Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured.  A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.  With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Wayne J. Archambo, CFA	Mid-Cap Value Equity Aurora Small Cap Value Equity Small Cap Core Equity

A combination of market-based indices (e.g., The Russell 2000 Value Index, The Russell 2500 Value Index, The Russell Midcap Value Index, The Russell 2000 Index), certain customized indices and certain fund industry peer groups.

Anthony F. Forcione, CFA	Mid-Cap Value Equity	A combination of market-based indices (e.g., The Russell Midcap Value Index), certain customized indices and certain fund industry peer groups.

Daniel J. Rice III	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.

Denis J. Walsh III, CFA	Global Resources All-Cap Global Resources	A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Natural Resources Funds Index), certain customized indices and certain fund industry peer groups.

Thomas P. Callan, CFA	Health Sciences Opportunities Global Science & Technology Opportunities U.S. Opportunities International Opportunities Global Opportunities

A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index U.S., The S&P/Citigroup Global BMI, NYSE Arca Tech 100 Index, S&P Citigroup Broad Market Index Global Ex-U.S., S&P/Citigroup Extended Market Index Global Ex-U.S.), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Erin Xie, PhD	Health Sciences Opportunities Global Science & Technology Opportunities

A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, NYSE Arca Tech 100 Index), certain customized indices and certain fund industry peer groups.

Philip Green	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.

Linda Zhang, PhD	Asset Allocation	A combination of market-based indices (e.g., custom 60% Standard & Poor’s 500 Index/40% Lehman Aggregate), certain customized indices and certain fund industry peer groups.

Jeffrey R. Lindsey, CFA	Capital Appreciation Exchange Portfolio	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.

Edward P. Dowd	Capital Appreciation Exchange Portfolio	A combination of market-based indices (e.g., The Standard & Poor’s 500 Index, The Russell 1000 Growth Index), certain customized indices and certain fund industry peer groups.

Eileen M. Leary, CFA	Mid-Cap Growth Equity	A combination of market-based indices (e.g., The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Neil Wagner	Small/Mid-Cap Growth Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.

Kate O’Connor, CFA	Aurora Small Cap Value Equity Small Cap Core Equity	A combination of market-based indices (e.g., The Russell 2000 Index, The Russell 2000 Value Index, The Russell 2500 Value Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Andrew F. Thut	Small/Mid-Cap Growth Small Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2000 Growth Index, The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.

Jean M. Rosenbaum, CFA	Global Science & Technology Opportunities U.S. Opportunities	A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Index U.S., NYSE Arca Tech 100 Index), certain customized indices and certain fund industry peer groups.

Michael D. Carey, CFA	Global Opportunities International Opportunities

A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Ex-U.S. Index, The S&P/Citigroup Global BMI, The S&P/Citigroup Broad Market Index Global Ex-U.S.), certain customized indices and certain fund industry peer groups.

Robert Hallisey	Small/Mid-Cap Growth	A combination of market-based indices (e.g., The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.

Andrew Leger	Small/Mid-Cap Growth Mid-Cap Growth Equity	A combination of market-based indices (e.g., The Russell 2500 Growth Index; The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups.

Jeffrey L. Russo	S&P 500 Index Series (Index Equity)	A combination of market-based indices (e.g., The S&P 500 Index), certain customized indices and certain fund industry peer groups.

Debra L. Jelilian	S&P 500 Index Series (Index Equity)	A combination of market-based indices (e.g., The S&P 500 Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

As of September 30, 2007, the end of the Fund’s most recently completed fiscal year. The dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(1)
Wayne J. Archambo, CFA	Mid-Cap Value Equity	$50,001-$100,000
	Aurora	$50,001-$100,000
	Small Cap Value Equity	$100,001-$500,000
	Small Cap Core Equity	None

Anthony F. Forcione, CFA	Mid-Cap Value Equity	$1-$10,000

Daniel J. Rice III	Global Resources	None
	All-Cap Global Resources	None

Denis J. Walsh III, CFA	Global Resources	None
	All-Cap Global Resources	None

Thomas P. Callan, CFA	Health Sciences Opportunities	$100,001-$500,000
	Global Science & Technology Opportunities	None
	U.S. Opportunities	$100,001-$500,000
	International Opportunities	$100,001-$500,000
	Global Opportunities	$500,001-$1,000,000

Erin Xie, PhD	Health Sciences Opportunities	None
	Global Science & Technology Opportunities	None

Philip Green	Asset Allocation	None

Linda Zhang, PhD	Asset Allocation	$1-$10,000

Jeffrey R. Lindsey, CFA	Capital Appreciation Exchange Portfolio	$10,001-$50,000 None

Edward P. Dowd	Capital Appreciation Exchange Portfolio	None None

Eileen M. Leary, CFA	Small/Mid-Cap Growth	None

Neil Wagner	Small/Mid-Cap Growth	None
	Small Cap Growth Equity	None

Kate O’Connor, CFA	Aurora	$10,001-$50,000
	Small Cap Value Equity	$10,001-$50,000
	Small Cap Core Equity	$50,001-$100,000

Andrew F. Thut	Small/Mid-Cap Growth	None
	Small Cap Growth Equity	None

Jean M. Rosenbaum, CFA	Global Science & Technology Opportunities	$50,001-$100,000
	U.S. Opportunities	$100,001-$500,000

Michael D. Carey, CFA	Global Opportunities	$100,001-$500,000
	International Opportunities	$100,001-$500,000

Robert Hallisey	Small/Mid-Cap Growth	None

Andrew Leger	Small/Mid-Cap Growth	None

(1) Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned(1)
	Mid-Cap Growth Equity	None

Jeffrey L. Russo	S&P 500 Index Series (Index Equity)	None

Debra L. Jelilian	S&P 500 Index Series (Index Equity)	None

Portfolio Transactions

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.  Payments of commissions to brokers who are affiliated persons of the Fund, or the Master LLC with respect to the S&P 500 Index Series (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.  Because the Index Equity Portfolio will invest exclusively in shares of the S&P 500 Index Series, it is expected that all transactions in portfolio securities will be entered into by the S&P 500 Index Series. Subject to policies established by the Board of Directors of the Master LLC, the Investment Adviser is primarily responsible for the execution of the S&P 500 Index Series’ portfolio transactions and the allocation of brokerage.

During the 12 months ended September 30, 2007, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Capital Appreciation	$461,993.68
Mid-Cap Value Equity	4,109,835.15
Mid-Cap Growth Equity	510,851.61
Aurora	5,804,287.61
Small Mid-Cap Growth	548,401.35
Small Cap Value Equity	239,558.34
Small Cap Core Equity	306,489.22
Small Cap Growth Equity	1,517,218.29
U.S. Opportunities	1,120,928.53
Health Sciences Opportunities	1,936,826.95
Asset Allocation	960,559.13
Exchange	4,118.66
Global Science & Technology Opportunities	93,931.09
Global Resources Equity	702,110.04
All Cap Global Resources	728,740.02
International Opportunities	4,275,836.03
Global Opportunities	265,220.69

During the 12 months ended September 30, 2006, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Capital Appreciation	$522,382
Mid-Cap Value Equity	3,308,032

Portfolios	Brokerage Commissions
Mid-Cap Growth Equity	763,048
Aurora	9,843,233
Small Mid-Cap Growth	560,256
Small Cap Value Equity	526,647
Small Cap Core Equity	352,752
Small Cap Growth Equity	1,883,202
U.S. Opportunities	512,567
Health Sciences Opportunities	2,661,098
Asset Allocation	1,277,018
Exchange	3,558
Global Science & Technology Opportunities	139,917
Global Resources Equity	1,187,044
All Cap Global Resources	907,025
International Opportunities	4,033,429
Global Opportunities	141,668

During the 12 months ended September 30, 2005, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Capital Appreciation	$462,772
Mid-Cap Value Equity	1,670,570
Mid-Cap Growth Equity	755,430
Aurora	8,884,499
Small Mid-Cap Growth	1,126,539
Small Cap Value Equity	682,766
Small Cap Core Equity	154,102
Small Cap Growth Equity	2,165,788
U.S. Opportunities	364,176
Health Sciences Opportunities	702,901
Asset Allocation	1,128,527
Exchange	4,512
Global Science & Technology Opportunities	146,516
Global Resources Equity	345,601
All Cap Global Resources	187,441
International Opportunities	2,106,960

For the S&P 500 Index Series’ fiscal years ended December 31, 2004, 2005 and 2006, the S&P 500 Index Series paid brokerage commissions totaling $38,217, $30,038, $59,332 of which $0, $0, and $7 was paid to affiliates, respectively.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third party research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2007. The provision of third party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Portfolio	$ Amount of Commissions Paid to Brokers for Providing Third Party Research Services 10/01/05-09/30/07	$ Amount of Brokerage Transactions Involved 10/01/05-09/30/07

BlackRock Asset Allocation	$264,417	$319,229,771
BlackRock Global Science and Technology Opportunities	24,064	13,360,306
BlackRock International Opportunities	23,516	15,248,209
BlackRock Mid-Cap Growth Equity	219,924	177,084,445
BlackRock Mid-Cap Value Equity	1,383,925	1,304,811,419
BlackRock Small Cap Growth Equity	626,687	447,380,221
BlackRock Small Cap Core Equity	19,586	7,241,033
BlackRock Small Cap Value Equity	41,705	24,685,464
BlackRock U.S. Opportunities	278,643	246,310,287
BlackRock All-Cap Global Resources	124,793	142,552,351
BlackRock Aurora	1,530,726	982,954,021
BlackRock Global Resources	140,624	151,303,048
BlackRock Health Sciences Opportunities	596,438	701,870,896
BlackRock Capital Appreciation	165,540	178,343,227
BlackRock Small/Mid-Cap Growth	245,078	203,436,699

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.  The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker.  Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers.  The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC.  As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high.  However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable.  Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions.  BlackRock allocates investments among client accounts in a fair and equitable manner.  A variety of factors will be considered in making such allocations.  These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel.  Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis.  This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred.  All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market.  When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible.  Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account.  Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis.  In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.  For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”).  In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost.  The costs associated with a bunched order will be shared pro rata among the clients in the bunched order.  Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio.  Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order.  Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.  In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, LLC, BIMC, BFM, PNC Bank, PTC, BIL, PFPC, BDI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.  For the S&P 500 Index Series, changes in the securities comprising the S&P 500 Index will tend to increase it’s portfolio turnover rate, as the Investment Adviser restructures it’s holdings to reflect the changes in the index.

The securities lending agent fees paid to BIML by the Master LLC for the fiscal years ended December 31,2006, 2005 and 2004 were $ 146,762, $ 148,027 and $ 103,892 respectively.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2007, the following Portfolios held the following securities:

Portfolio	Security	Value

Money Market
Barclays Investments, Inc.	Certificate of Deposit	$36,000,000.00
UBS Securities LLC	Certificate of Deposit	$50,000,000.00
UBS Securities LLC	Commercial Paper	$30,247,938.00
Citigroup Global Markets, Inc.	Commercial Paper	$9,791,536.00
Goldman Sachs Group, Inc.	Municipal Bonds	$34,850,000.00
Deutsche Bank Securities, Inc.	Certificate of Deposit	$16,760,000.00
Morgan Stanley & Co., Inc.	Master Note	$33,926,001.00

Municipal Money Market
UBS Securities LLC	Municipal Bonds	$1,535,000.00

U.S. Treasury Money Market
Deutsche Bank Securities, Inc.	Repurchase Agreement	$120,000,000.00
Greenwich Capital Markets, Inc.	Repurchase Agreement	$100,000,000.00
J.P. Morgan Chase & Co.	Repurchase Agreement	$70,000,000.00
Lehman Brothers Holdings, Inc.	Repurchase Agreement	$135,000,000.00
Morgan Stanley & Co., Inc.	Repurchase Agreement	$41,132,000.00
UBS Securities LLC	Repurchase Agreement	$145,000,000.00

Virginia Municipal Money Market
UBS Securities LLC	Municipal Bonds	$2,700,000.00

Capital Appreciation
J.P. Morgan Chase & Co.	Common Stock	$1,411,256.00
Goldman Sachs Group, Inc.	Common Stock	$2,622,554.00

Portfolio	Security	Value

Exchange
J.P. Morgan Chase & Co.	Common Stock	$5,715,037.00

Global Opportunities
Citigroup, Inc.	Common Stock	$420,030.00
J.P. Morgan Chase & Co.	Common Stock	$412,380.00
Morgan Stanley	Common Stock	$472,500.00

Asset Allocation
Barclays Investments, Inc.	Preffered Stocks	$371,938.00
Bear Stearns & Co	Commercial Mortgage Backed Security	$6,760,812.00
Citigroup, Inc.	Asset Backed Security	$1,331,668.00
Citigroup, Inc.	Collateralized Mortgage Obligation	$2,158,505.00
Citigroup, Inc.	Common Stock	$3,537,586.00
Citigroup, Inc.	Corporate Bonds	$751,858.00
Citigroup, Inc.	Commercial Mortgage Backed Security	$472,456.00
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	$5,595,746.00
Credit Suisse First Boston Corp.	Preffered Stocks	$501,317.00
Credit Suisse First Boston Corp.	Corporate Bonds	$343,816.00
Goldman Sachs Group, Inc.	Common Stock	$2,264,933.00
Goldman Sachs Group, Inc.	Preffered Stocks	$283,875.00
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	$1,245,843.00
Goldman Sachs Group, Inc.	Corporate Bonds	$1,025,811.00
J.P. Morgan Chase & Co.	Common Stock	$4,536,180.00
J.P. Morgan Chase & Co.	Preffered Stocks	$1,151,752.00
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Security	$1,977,078.00
J.P. Morgan Chase & Co.	Corporate Bonds	$986,020.00
J.P. Morgan Chase & Co.	Asset Backed Security	$1,094,135.00
Lehman Brothers Holdings, Inc.	Short Term Investments	$642,874.00
Lehman Brothers Holdings, Inc.	Common Stock	$740,760.00
Lehman Brothers Holdings, Inc.	Preffered Stocks	$104,798.00
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	$3,399,360.00
Lehman Brothers Holdings, Inc.	Corporate Bonds	$1,272,662.00
Morgan Stanley & Co., Inc.	Common Stock	$1,011,150.00
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Security	$2,986,247.00
Morgan Stanley & Co., Inc.	Corporate Bonds	$3,135,430.00
UBS Securities LLC	Preffered Stocks	$38,012.00
UBS Securities LLC	Short Term Investments	$3,993,461.00

Other Potential Conflicts of Interest

                Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

                BlackRock is one of the world’s largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets.  BlackRock, Merrill Lynch and PNC are affiliates of one another.  BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the

Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

                BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

                In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

                Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

                BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

                The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

                From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

                In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

                In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

                The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

                One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each

Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

                Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

                A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

                Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

                Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

                The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviseron behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons.  Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order.  Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares.  The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis.  Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.  Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information.  Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”).  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B or Investor B1 shareholders of an Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase and Investor C, Investor C1 or Investor C2 shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase.  Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B, Investor B1, Investor B2, Investor C,

Investor C1 or Investor C2 distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A and Investor A1 Shares.

Dealer Reallowances.  The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Funds’ Non-Money Market Investor A Shares.  In cases where BDI acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares.  For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares in the Capital Appreciation Portfolio will result in a placement fee of ..50% on the first $3 million and .25% on the final $1 million).

CAPITAL APPRECIATION AND ASSET ALLOCATION PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

MID-CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY, SMALL CAP CORE EQUITY, SMALL CAP GROWTH EQUITY, GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES, U.S. OPPORTUNITIES, SMALL/MID-CAP GROWTH, AURORA, HEALTH SCIENCES OPPORTUNITIES, GLOBAL RESOURCES, GLOBAL OPPORTUNITIES, INTERNATIONAL OPPORTUNITIES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	2.75
$250,000 but less than $500,000	2.25
$500,000 but less than $750,000	1.75
$750,000 but less than $1,000,000	1.25
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*                                         BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INDEX EQUITY PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)

Less than $50,000	2.75%
$50,000 but less than $100,000	2.50
$100,000 but less than $250,000	2.25
$250,000 but less than $500,000	1.50
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.00
$3 million but less than $15 million	0.00
$15 million and above	0.00

No placement fee is paid to dealers for purchases of Investor A Shares of the Index Equity Portfolio in excess of $1,000,000.

During special promotions, the entire sales charge may be reallowed to dealers.  Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act.  The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services.  Furthermore, BDI, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  BDI, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations.  The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of each of the Equity Portfolios.

Sales Charge Waivers For Each of the Equity Portfolios—Investor A Shares

Qualified Plans.  In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares.  BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Non-Money Market Portfolios (except the Index Equity Portfolio) by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other.  The following persons associated with the Fund, BDI, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Equity Portfolios without paying a sales charge to the extent permitted by these firms:  (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BDI; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).  The following persons may also buy Investor A Shares without paying a sales charge:  (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees.  Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Equity Portfolios—Investor A and Investor A1 Shares

Because of reductions in the front-end sales charge for purchases of Investor A or Investor A1 Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A or Investor A1 Shares.  In any event, the Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Quantity Discounts.  Larger purchases may reduce the sales charge price.  Upon notice to the investor’s broker or the transfer agent, purchases of Investor A or Investor A1 Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

Right of Accumulation.  Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge.  In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege.  Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A

Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent.  An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge.  The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.  The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B, Investor B1 and Investor B2 Shares

Investor B and Investor B1 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase, and Investor B2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within three years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Investor C, Investor C1 and Investor C2 Shares

Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C, Investor C1 or Investor C2 Shares on the redemption date if redeemed within twelve months after purchase.  Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan.  Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan.  These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Investor B and Investor C Shares

Shareholders of BlackRock Senior Floating Rate Fund, Inc. (“SFR”) and BlackRock Senior Floating Rate Fund II, Inc. (“SFR II” and together with SFR, the “Funds”) are permitted to invest the proceeds from tender offers conducted by the Funds in Investor B Shares or Investor C Shares, respectively, of Portfolios that currently offer such shares.  The holding period for shares held in SFR will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor B shares and the holding period for shares held in SFR II will be tacked onto the holding period for calculating any applicable contingent deferred sales charge on redemptions of Investor C shares.  Further, the three year/3.00% early withdrawal charge that currently applies to shares of SFR and the one year/1.00% early withdrawal charge that currently applies to shares of SFR II will apply to any Investor B or Investor C Shares acquired through the exercise of this reinvestment privilege.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares.  The contingent deferred sales charge on Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares of the Non-Money Market Portfolios is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C2 and Investor C2 Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares; (6) involuntary redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PFPC custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.  In addition, no contingent deferred sales charge is charged on Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares acquired through the reinvestment of dividends or distributions.

When an investor redeems Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege.  The exchange of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a Money Market Portfolio for Investor A Shares of the Fund’s Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.  In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B, Investor B1, Investor B2, Investor C, Investor C1 Investor C2 Shares of the Non-Money Market Portfolios, the holding period of the Investor B, Investor B1, Investor B2, Investor C, Investor C1 or

Investor C2 Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.  Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege.  To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC.  This form is available from PFPC.  Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange.  During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below.  In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence.  For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized.  Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange.  Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time.  Notice will be given to shareholders of any material modification or termination except where notice is not required.  The Fund reserves the right to reject any telephone exchange request.  Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.  The Fund, the Administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund, the Administrators and BDI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine.  The records of the Fund’s transfer agent pertaining to such instructions are binding.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.  The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Portfolio and the subsequent investment in another Portfolio generally will be treated as two separate transactions.  Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a Money Market Portfolio.  In addition, when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”).  Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC.  The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”).  The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts.  Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio.  Shareholders may elect to receive automatic cash payments of $50 or more at any interval.  You may choose any day for the withdrawal.  If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter.  An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted.  To participate in the SWP, shareholders must have their dividends automatically reinvested.  Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.  Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged.  No contingent deferred sales charge will be assessed on redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis.  For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date.  SWP redemptions of Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan.  The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BDI from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program

(“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios.

An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2007 follows:

	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio
Net Assets	$642,264,397	$274,333,297	$25,737,073	$29,070,074
Outstanding Shares	45,883,755	21,865,908	2,248,010	1,393,525
Net Asset Value Per Share	$14.00	$12.55	$11.45	$20.86
Maximum Sales Charge, 5.25% of offering price*	0.78	0.70	0.63	1.16
Offering to Public	$14.78	$13.25	$12.08	$22.02

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows: Mid-Cap Value Equity Portfolio 5.57%; Mid-Cap Growth Equity Portfolio 5.58%; Small Cap Value Equity Portfolio 5.50%; and Small Cap Core Equity Portfolio 5.56%.

	Small Cap Growth Equity Portfolio	U.S. Opportunities Portfolio	Global Science & Technology Opportunities Portfolio	Capital Appreciation Portfolio	Aurora Portfolio
Net Assets	$189,575,230	$228,667,883	$21,632,360	$131,711,633	$871,699,480
Outstanding Shares	8,629,750	6,428,864	2,474,048	7,499,839	30,322,034
Net Asset Value Per Share	$21.97	$35.57	$8.74	$17.56	$28.75
Maximum Sales Charge, 5.25% of offering price*	1.22	1.97	0.48	0.97	1.59
Offering to Public	$23.19	$37.54	$9.22	$18.53	$30.34

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows: Small Cap Growth Equity Portfolio 5.55%; U.S. Opportunities Portfolio 5.54%; Global Science & Technology Opportunities Portfolio 5.49%; Capital Appreciation Portfolio 5.52%; and Aurora 5.53%.

	International Opportunities Equity Portfolio	Index Equity Portfolio	Small/Mid-Cap Growth Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio
Net Assets	$555,189,124	$284,760,637	$218,850,593	$685,589,785	$347,597,586
Outstanding Shares	11,287,325	9,704,925	12,697,845	11,616,475	18,121,902
Net Asset Value Per Share	$49.19	$29.34	$17.24	$59.02	$19.18
Maximum Sales Charge, 5.25% of offering price* (3.00% for Index Equity*)	2.73	0.91	0.96	3.27	1.06
Offering to Public	$51.92	$30.25	$18.20	$62.29	$20.24

*                 The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2007 was as follows:  International Opportunities Portfolio 5.55%; Index Equity Portfolio 3.09%; Small/MidCap Growth Portfolio 5.57%; Global Resources 5.54%; and All-Cap Global Resources Portfolio 5.53%.

	Asset Allocation Portfolio	Health Sciences Opportunities Portfolio	Global Opportunities Portfolio
Net Assets	$506,536,710	$697,451,254	$40,466,649
Outstanding Shares	29,774,040	23,425,509	3,049,957
Net Asset Value Per Share	$17.01	$29.77	$13.27
Maximum Sales Charge, 5.25% of offering price*	0.94	1.65	0.74
Offering to Public	$17.95	$31.42	$14.01

*                 The maximum sales charge as a percentage of the net asset value per share for each Portfolio at September 30, 2007 was as follows: Asset Allocation Portfolio was 5.53%; Health Sciences Opportunities Portfolio 5.54%; and Global Opportunities Portfolio 5.58%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2007 were as follows:

Portfolios	Front-End Sales Charges

Capital Appreciation	$26,387
Mid-Cap Value Equity	660,026
Mid-Cap Growth Equity	88,978
Aurora	319,565
Small/Mid-Cap Growth	34,109
Small Cap Value Equity	2,716
Small Cap Core Equity	111,637
Small Cap Growth Equity	146,084
Global Science & Technology Opportunities	47,165
Global Resources	279,238
All Cap Global Resources	896,678
Health Sciences Opportunites	1,993,490
U.S. Opportunities	624,218
Global Opportunities	264,887
International Opportunities	199,810

Portfolios	Front-End Sales Charges
Asset Allocation	516,739
Index Equity	14,998

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2006 were as follows:

Portfolios	Front-End Sales Charges

Investment Trust	$230,415
Capital Appreciation	93,690
Mid-Cap Value Equity	756,439
Mid-Cap Growth Equity	142,252
Aurora	778,757
Small/Mid-Cap Growth	58,407
Small Cap Value Equity	10,400
Small Cap Core Equity	199,678
Small Cap Growth Equity	139,932
Global Science & Technology Opportunities	87,008
Global Resources	229,320
All Cap Global Resources	4,002,505
Health Sciences Opportunites	4,650,458
U.S. Opportunities	559,184
Global Opportunities	568,210
International Opportunities	1,487,469
Asset Allocation	1,269,133
Index Equity	50,841

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2005 were as follows:

Portfolios	Front-End Sales Charges

Investment Trust	$199,854
Capital Appreciation	209,391
Mid-Cap Value Equity	3,855,352
Mid-Cap Growth Equity	96,608
Aurora	4,187,423
Small/Mid-Cap Growth	1,377,357
Small Cap Value Equity	31,489
Small Cap Core Equity	201,922
Small Cap Growth Equity	151,249
Global Science & Technology Opportunities	27,467
Global Resources	5,921,741
All Cap Global Resources	1,415,679
Health Sciences Opportunities	5,033,577

Portfolios	Front-End Sales Charges
U.S. Opportunities	36,178
International Opportunities	1,037,519
Asset Allocation	7,368,210
Index Equity	69,992

Institutional and BlackRock Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, Merrill Lynch & Co., Inc. and PNC Corp. may buy BlackRock or Institutional Shares of the Fund without regard to any existing minimum investment requirements.  The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers.  These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares.  Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions.  Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Service Shares

Redemption of Shares.  The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice.  If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered.  Signatures must conform exactly to the account registration.  If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.  A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency,  savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account.  Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 441-7762 or other means.  The Fund reserves the right to terminate these redemptions privileges.  If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S.  Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation.  Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators.  Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares.  The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments.  Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum.  In addition, the minimum initial investment for employees of a Portfolio, a Portfolio’s investment adviser, sub-advisers, BDI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.  Signatures, when required, must conform exactly to the account registration.  If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons.  A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations.  The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Signature Guarantees which are not a part of these programs will not be accepted.  Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

R Shares

Purchase of Shares.  R Shares are available only to certain authorized qualified employee benefit plans.  The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

Other Purchase Information.  Payment for orders which are not received or accepted will be returned after prompt inquiry.  The issuance of shares is recorded on the books of the Fund.  No certificates will be issued for shares.  Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio.  The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares.  Redemptions may be made in the manner and amounts described in the Prospectuses.

Payment of Redemption Proceeds

The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder.  The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio.  Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Equity Portfolios.  Except as set forth below, each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios, if any, is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund (except for the Exchange Portfolio, which retains long-term capital gains) at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise.  This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the S&P 500 Index Series. The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the S&P 500 Index Series.  The Index Equity Portfolio’s distributive share of such items, plus gain, if any, on the redemption of shares of the S&P 500 Index Series, less the Index Equity Portfolio’s expenses incurred in operations, will constitute the Index Equity Portfolio’s net income from which dividends are distributed as described above.

Money Market Portfolios.  Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest.  Each Money Market Portfolio’s net income is declared daily as a dividend.  Shareholders whose purchase orders are executed at 12:30 p.m. (Eastern Time) receive dividends for that day.  On the other hand, shareholders whose redemption orders have been received by 12:30 p.m. (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:30 p.m. (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within ten business days after the end of the month.  Net short-term capital gains, if any, will be distributed at least annually and will be taxed as ordinary income.  The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.  The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash.  Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments.  This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

Money Market Portfolios.  The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.  The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.  The market value of debt securities usually reflects yields generally available on securities of similar quality.  When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity.  The Fund’s Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for a Money Market Portfolio, the Fund’s Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Board of Trustees.  There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

Equity Portfolios.  Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Equity Portfolio is as follows:  securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of non-U.S. issuers is as follows:  to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE.  In the event that there are no sales, the mean between the last available bid and asked prices will be used.  If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used.  An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time).  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value.  The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.  All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction.  Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

The principal asset of the Index Equity Portfolio will normally be its interest in the S&P 500 Index Series. The value of that interest is based on the net assets of the S&P 500 Index, which are comprised of the value of the securities held by the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Series). Expenses of the S&P 500 Index Series, including the investment advisory fees, are accrued daily. The net asset value of the Index Equity Portfolio is equal to the value of it’s proportionate interest in the net assets of the S&P 500 Index Series plus any cash or other assets, minus all liabilities (including accrued expenses) of the Index Equity Portfolio. The valuation of securities by the S&P 500 Index Series is discussed in its Registration Statement.

Valuation of securities held by the Asset Allocation Portfolio is as follows:  fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value.  In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated.  In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value.  When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available.  Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Fund values its assets and when significant events have occurred in the markets or in related instruments such as ADRs.  When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Board of Trustees. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation.  For these purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee.  The Valuation Committee may accept, modify or reject any recommendations.  The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction.  The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity.  Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security.  The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value.  As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.  Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the S&P 500 Index Series in which the Index Equity Portfolio invests all of its assets.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from (a) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies (including, but not limited to, gains from forward non-U.S. currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”).  The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

Each of the Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income.  Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary.  In addition, the Money Market Municipal Portfolios may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.  “Substantial user” is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Money Market Municipal Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations.  Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes.  However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993, for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount.  Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns.  Partnerships, in which all or substantially all of the partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements, may not have to file Form 1065 or issue Schedule K-1s for the taxable year.  Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances.  First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers.  Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain  adjustments for alternative minimum tax purposes.  Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and non-U.S. corporations engaged in a trade or business in the United States.  Prospective investors should consult their own tax advisers as to such consequences.

If a Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio. The Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest.  Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares.  However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains.  A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year.  If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio.  Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income.  A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made.  Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations.  Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Except for the Exchange Portfolio, each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year.  Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.  If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher.  Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010.  Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption.  Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Non-Money Market Portfolio may engage in hedging or derivatives transactions involving non-U.S. currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on non-U.S. currencies) and short sales.  Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below).  Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

The Asset Allocation Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price).  Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution.  Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below).  As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.  If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio.  Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below). Dividends paid by PFICs will not be treated as qualified dividend income.

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Opportunities, All-Cap Global Resources, Global Science & Technology Opportunities, Global Resources or Global Opportunities Portfolios consists of stock or securities of non-U.S. corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as non-U.S. source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from non-U.S. sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, such Portfolio must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year.  A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is

45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed.  Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits.  Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Such a non-U.S. shareholder would generally be exempt from federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.”  Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.  Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted.  If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, qualified dividend income, interest-related dividends, short-term capital gain dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.  In the case of non-U.S.

non-corporate shareholders, the Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their non-U.S. status.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.  Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations.  Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Money Market Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or  agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”).  Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Municipal Money Market Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Money Market Portfolio is not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market Portfolio is not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code.  The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied.  Distributions with respect to shares of the Ohio Municipal Money Market Portfolio properly attributable to proceeds of insurance paid to that Portfolio that represent maturing or matured interest on defaulted Obligations held by that Portfolio and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Portfolio will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

North Carolina Tax Considerations.  Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations.  Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax.  Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995, will also be exempt from North Carolina income tax to the Portfolio’s shareholders.  Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax.  Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995, will be subject to North Carolina individual or corporate income tax.  An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.  Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisers with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.

Virginia Tax Considerations.  Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax.  Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax.  Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated.  Generally, this determination must be made for each distribution to each shareholder.  The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals.  Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law.  If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax.  To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income.  The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares.  Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

New Jersey Tax Considerations. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” and as a result, the main portion of each distribution paid by the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax.  Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law.  Net gains from the redemption of shares of the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as they continue to qualify as Qualified Investment Funds.

As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law.  “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey.  “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States.  “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.

In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax.  The New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax.  It is intended that the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.  Net gains or income derived from the disposition of shares evidencing an ownership interst in a qualified investment fund are excluded from gross income under the New Jersey Gross Income Tax.

The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax.  Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax (“School District Tax”).

Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is generally taxable under the Personal Income Tax and the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Franchise Tax).

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan.  Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees.  Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.  When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law.  At that time, the trustees then in office will call a shareholders meeting to elect trustees.  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.  The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter.  Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio.  Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio.  The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.  As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:  (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares.  Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund.  The Fund was organized as a Massachusetts business trust on December 22, 1988, and is registered under the 1940 Act as an open end, management investment company.  Each of the Portfolios except the Health Sciences Opportunities, Global Resources, All-Cap Global Resources, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market

and Virginia Municipal Money Market, is diversified.  Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Master-Feeder Structure.  The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, is a “feeder” fund that seeks to achieve its investment objective by investing all of its investable assets in the S&P 500 Index Series.  Investors in the Index Equity Portfolio will acquire an indirect interest in the S&P 500 Index Series.   The Index Equity Portfolio purchases interests of the S&P 500 Index Series at net asset value.  The net asset value of the Index Equity Portfolio interests responds to increases and decreases in the value of the S&P 500 Index Series’ securities and to the expenses of the S&P 500 Index Series allocable to the Index Equity Portfolio (as well as its own expenses).  The Index Equity Portfolio may withdraw from the S&P 500 Index Series at any time.  Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio’s assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

The S&P 500 Index Series may accept investments from other feeder funds, and all the feeders of the S&P 500 Index Series bear the portfolio’s expenses in proportion to their assets. This structure may enable a fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the S&P 500 Index Series on more attractive terms, or could experience better performance, than another feeder. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same portfolio. Information about other feeders, if any, is available by calling 1-800-441-7762.

Whenever the S&P 500 Index Series holds a vote of its feeder funds, each feeder fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Index Equity Portfolio over the operations of the master portfolio.

Counsel.  Sidley Austin LLP, 787 Seventh Avenue, New York 10019 serves as the Fund’s and the Master LLC’s counsel.

Independent Registered Public Accountant.  Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania, serves as the Fund’s (except for Index Equity Portfolio) independent registered public accountant.  Deloitte & Touche LLP, with offices at 750 College Road East, Princeton, New Jersey, serves as the Index Equity Portfolio and the Master LLC’s independent registered public accountant.

Shareholder Ownership.  The name, address and percentage ownership of each person that on December 31, 2007, owned of record or beneficially 5% or more of the outstanding shares of a Portfolio that had commenced operations are set forth on Appendix D.

On December 31, 2007, PNC Bank, Saxon & Company, which has its principal offices at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, held of record approximately 57.297% of the Fund’s outstanding shares. PNC Bank is a national bank organized under the laws of the United States.  All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc.  All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

On December 31, 2007, J.J.B. Hilliard, W.L. Lyons, Inc., Cash Balance Sweeps, Attn: Barbara O’Neal, which has its principal offices at 501 Hilliard Lyons Center, Louisville, Kentucky 40202 held of record approximately 17.748% of the Fund’s outstanding shares.

Shareholder Approvals.  As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

BlackRock Funds.  The audited financial statements and notes thereto in the Fund’s Annual Reports to Shareholders for the fiscal year ended September 30, 2007 (the “2007 Annual Report”) are incorporated in this Statement of Additional Information by reference.  No other parts of the 2007 Annual Report are incorporated by reference herein.  The financial statements included in the 2007 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference.  Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing.  Additional copies of the 2007 Annual Reports may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

S&P 500 Index Series.  The audited financial statements and notes thereto in the S&P 500 Series of the Master LLC’s Annual Reports to Shareholders for the fiscal year ended December 31, 2006 (the “2006 Annual Report”) are incorporated in this Statement of Additional Information by reference.  No other parts of the 2006 Annual Report are incorporated by reference herein. The financial statements included in the 2006 Annual Report have been audited by Deloitte & Touche LLP. The reports of Deloitte & Touche LLP are incorporated herein by reference.  Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. The unaudited financial statements of the S&P 500 Index Series of the Master LLC are incorporated herein by reference to the 2007 Semi-Annual Report. You may request a copy of the Semi-Annual and Annual Reports at no charge by calling 1-800-441-7762 between 8:00a.m. and 6:00p.m. Eastern time on Monday to Friday.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment.  It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.  The effects of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal.  Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default.  This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.  “D” rating is also used upon the filing of a  bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks.  Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.  The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds).  “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.”  Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments.  The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.  For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”).  Such ratings recognize the differences between short-term credit risk and long-term risk.  The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions.  These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price.  The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities.  The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount.  Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.  In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.  Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.  An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts.  Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated).  Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge.  A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market.  Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest.  In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin.  The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day.  If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.  In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions.  In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts.  Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.  Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges.  Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option.  Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio.  Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

Appendix C

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients.  BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.  BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”),

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies.  In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3)  Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4)  DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

addresses proxy voting issues on behalf of BlackRock and its clients.(6)  The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.              Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues.  BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)  All records will be maintained in accordance with applicable law. Except as

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider.  Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services.  BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role.  ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.  Special Circumstances

Routine Consents.  BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients.  BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).  BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client.  If  client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies.  Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date.  With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).(10)  In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•                  The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients.  The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•                  if the Committee determines  not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III.           Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.            Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.  As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE AND DESCRIPTION
A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

• voted to implement or renew a “dead-hand” poison pill
• ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• failed to act on takeover offers where the majority of the shareholders have tendered their shares
• are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
• sit on more than six boards of public companies
A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors.  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•      auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•      auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•      on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E.             Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

F.             Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

G.            Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•                  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

• ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
• are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
• on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

H.            Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non-required reports on:
• environmental liabilities;
• bank lending policies;
• corporate political contributions or activities;
• alcohol advertising and efforts to discourage drinking by minors;
• costs and risk of doing business in any individual country;
• involvement in nuclear defense systems
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

APPENDIX D

Shareholder Ownership

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
ALL CAP GLOBAL RESOURCES-INST CLASS	THE BANK OF NEW YORK	FBO UNIVERSITY OF ARKANSAS	FOUNDATION	ATTN MR WARREN SUCO	ONE WALL STREET	NEW YORK NY 10286	5.02
ALL CAP GLOBAL RESOURCES-INST CLASS	LOMBARD ODIER DARIER	HENTSCHE & CIE	11 RUE DE LA CORRATERIE	1211 GENEVE 11	SWITZERLAND		10.02
ALL CAP GLOBAL RESOURCES-INST CLASS	CHILDRENS MEDICAL CENTER CORP	1295 BOYSTON ST STE 300	BOSTON MA 02215				9.23
ALL CAP GLOBAL RESOURCES-INST CLASS	BILL AND MELINDA GATES FOUNDATION	2365 CARILLON PT	KIRKLAND WA 98033-7353				10.48
ALL CAP GLOBAL RESOURCES-INST CLASS	MAC & CO		MUTUAL FUNDS OPERATIONS	525 WILLIAM PENN PLACE	PO BOX 3198	PITTSBURGH PA 15230-3198	6.68
ALL CAP GLOBAL RESOURCES-INST CLASS	CONRAD N HILTON FUND	ATTN MARCIA TRUJILLO PENMAN	100 W LIBERTY ST STE 840	RENO NV 89501-1988			8.69
ALL CAP GLOBAL RESOURCES-INST CLASS	CONRAD N HILTON FUND		100 W LIBERTY ST STE 840	RENO NV 89501-1988			7.25
ALL CAP GLOBAL RESOURCES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			23.39
ALL CAP GLOBAL RESOURCES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			14.92
ALL CAP GLOBAL RESOURCES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.41
ALL CAP GLOBAL RESOURCES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			11.87
ALL CAP GLOBAL RESOURCES-CLASS A	MERRILL LYNCH PIERCE FENNER		4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.98
ALL CAP GLOBAL RESOURCES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	7.44
ASSET ALLOCATION-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			39.93
ASSET ALLOCATION-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.10
ASSET ALLOCATION-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			9.29
ASSET ALLOCATION- CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.14
ASSET ALLOCATION-SERVICE CLASS	SAXON & CO.		PO BOX 7780-1888	PHILADELPHIA, PA 19182			80.75
ASSET ALLOCATION-SERVICE CLASS	POST & CO A/C 015946	C/O THE BANK OF NEW YORK	MUTUAL FUND REORG DEPT	PO BOX 1066	WALL STREET STATION	NEW YORK NY 10286	5.43
ASSET ALLOCATION-INSTITUTIONAL CLASS	SAXON & CO.		PO BOX 7780-1888	PHILADELPHIA, PA 19182			8.56
ASSET ALLOCATION-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.72

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
ASSET ALLOCATION-INSTITUTIONAL CLASS	FIIOC	FBO WAUKESHA STATE BANK	100 MAGELLAN WAY(KWIC)	COVINGTON KY 41018			10.72
ASSET ALLOCATION-INSTITUTIONAL CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111			11.00
ASSET ALLOCATION-INSTITUTIONAL CLASS	FIIOC	FBO CALDIVE INTERNATIONAL	100 MAGELLAN WAY(KWIC)	COVINGTON KY 41018			8.56
ASSET ALLOCATION-INSTITUTIONAL CLASS	FIIOC	FBO HELIX ENERGY SOLUTIONS GROUP INC	EMPLOYEES’ RETIREMENT	100 MAGELLAN WAY(KWIC)	5.99		5.99
ASSET ALLOCATION-SERVICE CLASS	SAXON & CO.		PO BOX 7780-1888	PHILADELPHIA, PA 19182			80.75
ASSET ALLOCATION-SERVICE CLASS	POST & CO A/C 015946	C/O THE BANK OF NEW YORK	MUTUAL FUND REORG DEPT	PO BOX 1066 WALL STREET STATION	NEW YORK, NEW YORK 10286		5.43
AURORA-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			49.88
AURORA-INSTITUTIONAL CLASS	NFS LLC	FIIOC AS AGENT FOR	QUALIFIED EMPLOYEE BENEFIT	PLANS (401K) FINOPS-IC FUNDS	100 MAGELLAN WAY KW1C	COVINGTON KY 41015	24.96
AURORA-INSTITUTIONAL CLASS	MUGGS & CO	C/O US BANK	PO BOX 1787	MILWAUKEE WI 53201-1787			8.06
AURORA-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			38.65
AURORA-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			13.29
AURORA-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.75
AURORA-CLASS A	LINCOLN NATIONAL	LIFE INSURANCE COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			5.98

AURORA-CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			85.90
AURORA-CLASS R	MG TRUST COMPANY AS AGENT FOR	FRONTIER TRUST COMPANY AS TRUSTEE	KAMPHAUS, HENNING & HOOD SAV & INVES	PO BOX 10699	FARGO ND 58106		11.02
EXCHANGE	NATIONAL CITY BANK	T/U/A RUTH LILLY	SPECIAL TRUST	ATTN MUTUAL FUNDS 20/10M914007	PO BOX 94984	CLEVELAND OH 44101-4984	8.58
EXCHANGE	NATIONAL CITY BANK TR O/THE G	GARRETSON WADE CHARITABLE	TRUST 2	ATTN TRUST MUTUAL FUNDS	PO BOX 94984	CLEVELAND OH 44101-4984	8.25
GLOBAL OPPORTUNITIES - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			35.48
GLOBAL OPPORTUNITIES - CLASS C	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.15
GLOBAL OPPORTUNITIES-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			13.92
GLOBAL OPPORTUNITIES - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			31.72
GLOBAL OPPORTUNITIES-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.04

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GLOBAL OPPORTUNITIES - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.18
GLOBAL OPPORTUNITIES - CLASS A	RAYMOND JAMES & ASSOC INC	FBO DECATUR MEMORIAL HOSPITAL	CAPITAL ACCOUNT	2300 N EDWARD ST	DECATUR IL 62526-4192003		6.93
GLOBAL OPPORTUNITIES - CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		7.02
GLOBAL OPPORTUNITIES-CLASS A	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.09
GLOBAL OPPORTUNITIES INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			66.42
GLOBAL RESOURCES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			30.80
GLOBAL RESOURCES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			9.33
GLOBAL RESOURCES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			17.50
GLOBAL RESOURCES-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.17
GLOBAL RESOURCES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.83
GLOBAL RESOURCES-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			25.32
GLOBAL RESOURCES-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.31
GLOBAL RESOURCES-INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		5.43
GLOBAL RESOURCES-INSTITUTIONAL CLASS	JOHN J SIE AND	ANNA M SIE JTWROS	3300 E 1ST AVE STE 390	DENVER CO 80206-5806			10.79
GLOBAL RESOURCES-INSTITUTIONAL CLASS	WILLIAM H HARRIS AND	JOHANN A A HARRIS TRUST	WILLIAM HA HARRIS INDENTURE TRUST	U/A DTD 09/03/1987	665 CONCORD AVE	BELMONT MA 02478-2027	5.26
GLOBAL RESOURCES-INSTITUTIONAL CLASS	UMBSC & CO	FBO GIANT 5 TOTAL INVESTMENT SYSTEM	PO BOX 419260	KANSAS CITY MO 64141			6.78
GLOBAL RESOURCES-INSTITUTIONAL CLASS	LAUER & CO	PO BOX 58997	PHILADELPHIA PA 19103				6.02
GLOBAL SCIENCE & TECH OPPYS-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.90
GLOBAL SCIENCE & TECH OPPYS-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		16.26
GLOBAL SCIENCE & TECH OPPYS-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.92
GLOBAL SCIENCE & TECH OPPYS-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		30.65
GLOBAL SCIENCE & TECH OPPYS-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.93

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
GLOBAL SCIENCE & TECH OPPYS-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			24.08
GLOBAL SCIENCE & TECH OPPYS-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.85
GLOBAL SCIENCE & TECH OPPYS-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			41.70
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	E TRADE CLEARING LLC	665-3840618	PO BOX 989030	WEST SACRAMENTO CA 95798-9030			5.57
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	NFSC FEBO #AAW-324698	STATE STREET BANK & TRUST TTEE	MCDONALD KUHN PFT SHRING PL	FBO WILLIAM A LUCCHESI	774 WEST DRIVE	MEMPHIS TN 38112	16.14
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	AMERITRADE INC FBO 2401482171	PO BOX 2226	OMAHA NE 68103-2226				18.11
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	PERSHING LLC	P.O. BOX 2052	JERSEY CITY, NJ 07303-9998				5.46
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	NFS LLC FEBO	TOYNATURE INC	FUO PING SHAO	2136 PONY EXPRESS CT	STOCKTON CA 95215		8.92
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	FIRST CLEARING, LLC	A/C 7988-2321	MARK VAN ALLSBURG &	ESTHER VAN ALLSBURG JT WROS	385H KAELEPULU DR	KAILUA HI 96734	10.92
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	RAYMOND JAMES & ASSOC INC CSDN	FBO FREDERICK L BAKER IRA R/O	4335 78TH WAY N	SAINT PETERSBURG FL 33703-4217356			6.28
GLOBAL SCIENCE & TECH OPPYS-SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.28
HEALTH SCIENCES OPPR - SERVICE CLASS	PRUDENTIAL INVESTMENT MANAGEMENT	SERIVCES (FBO) MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	51.05
HEALTH SCIENCES OPPR - INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			60.96
HEALTH SCIENCES OPPR - INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		14.91
HEALTH SCIENCES OPPR - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			51.12
HEALTH SCIENCES OPPR-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.09
HEALTH SCIENCES OPPR - CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.99
HEALTH SCIENCES OPPR - CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			22.27
HEALTH SCIENCES OPPR - CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			8.81
HEALTH SCIENCES OPPR - CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.32
HEALTH SCIENCES OPPR - CLASS A	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		14.52
INDEX EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			51.17
INDEX EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			20.85

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INDEX EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			37.37
INDEX EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		12.20
INDEX EQUITY-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.36
INDEX EQUITY-CLASS B	CITIGROUP GLOBAL MARKETS INC.	00122A64294	333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.57
INDEX EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.56
INDEX EQUITY-CLASS A	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			39.73
INDEX EQUITY-CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		12.91
INDEX EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.88
INDEX EQUITY-SERVICE CLASS	HORACE MANN LIFE INSURANCE GROUP	ANNUITY SEPARATE ACCOUNT	1 HORACE MANN PLAZA	SPRINGFIELD IL 62715			8.65
INDEX EQUITY-SERVICE CLASS	MORGAN STANLEY& CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			51.75
INDEX EQUITY-INSTITUTIONAL CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		80.80
INDEX EQUITY-INSTITUTIONAL CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		29.86
INDEX EQUITY-INSTITUTIONAL CLASS	EQUITABLE RESOURCES INS CO LTD	C/O EQUITABLE RESOURCES	MARSH MGMT SVCS CAYMAN LTD	1ST CARIBBEAN HOUSE 3RD FLOOR	SHEDDEN ROAD P O BOX 1051	GRAND CAYMAN 37 00000	5.44
INTERNATIONAL OPPORTUNITIES-INST CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		20.75
INTERNATIONAL OPPORTUNITIES-INST CLASS	KPMG PEAT MARWICK	RETIREMENT PLANS MASTER TRUST	C/O BANK OF NEW YORK TTEE	ATTN SHABAT ZAIDI	ONE WALL STREET	NEW YORK NY 10286	6.83
INTERNATIONAL OPPORTUNITIES-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			18.13
INTERNATIONAL OPPORTUNITIES-INST CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		5.25
INTERNATIONAL OPPORTUNITIES-INST CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	5.73
INTL OPPORTUNITIES-SERVICE CLASS	CHARLES SCHWAB & CO INC	REINVEST ACCOUNT	ATTN MAY WONG	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122		29.20
INTL OPPORTUNITIES-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	18.75
INTL OPPORTUNITIES-SERVICE CLASS	NFS LLC	USB FBO	FUND*X UPGRADER FUND	19-2626	PO BOX 1787	MILWAUKEE OH 53201	17.21
INTERNATIONAL OPPORTUNITIES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.36

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
INTERNATIONAL OPPORTUNITIES-CLASS A	NATION WIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029			8.91
INTERNATIONAL OPPORTUNITIES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			5.96
INTERNATIONAL OPPORTUNITIES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			19.06
INTERNATIONAL OPPORTUNITIES-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.92
INTERNATIONAL OPPORTUNITIES-CLASS B	MORGAN STANLEY& CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.85
INTERNATIONAL OPPORTUNITIES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.08
INTERNATIONAL OPPORTUNITIES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			37.93
INTERNATIONAL OPPORTUNITIES-CLASS C	MORGAN STANLEY& CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			8.50
INTERNATIONAL OPPORTUNITIES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			12.66
CAPITAL APPRECIATION-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			39.44
CAPITAL APPRECIATION-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.60
CAPITAL APPRECIATION-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.32
CAPITAL APPRECIATION-CLASS A	SSB/NYLIM SUPPLEMENTAL INCOME PLAN	BOSTON FINANCIAL DATA SERVICES	DSC/NSCC 4TH FLOOR-TEST ACCOUNT	66 BROOKS DRIVE	BRAINTREE MA 02184		10.58
CAPITAL APPRECIATION-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			8.23
CAPITAL APPRECIATION-INSTITUTIONAL	BLACKROCK FUNDS INC LLC	MODERATE PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		6.75
CAPITAL APPRECIATION-INSTITUTIONAL	BLACKROCK FUNDS INC LLC	GROWTH PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		10.38
CAPITAL APPRECIATION-INSTITUTIONAL	BLACKROCK FUNDS INC LLC	AGGRESSIVE GROWTH PREPARED	PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536	5.82
CAPITAL APPRECIATION-INSTITUTIONAL CLASS	MILTON N WEINSTEIN TRUST		3475 LENOX RD NE STE 950	ATLANTA GA 30326-3220			6.14
MID CAP GROWTH EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			34.71
MID CAP GROWTH EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			17.11
MID CAP GROWTH EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.76
MID CAP GROWTH EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		11.02
MID CAP GROWTH EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			5.56

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
MID CAP GROWTH EQUITY-SERVICE CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		12.37
MID CAP GROWTH EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		67.63
MID CAP GROWTH EQUITY-SERVICE CLASS	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		12.57
MID CAP GROWTH EQUITY-INST CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		17.05
MID CAP GROWTH EQUITY-INST CLASS		SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182		50.92
MID CAP GROWTH EQUITY-INST CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		10.17
MID CAP GROWTH EQUITY - CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			96.02
MID CAP VALUE EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			43.37
MID CAP VALUE EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			7.07
MID CAP VALUE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.57
MID CAP VALUE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			8.52
MID CAP VALUE EQUITY-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			13.82
MID CAP VALUE EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		9.86
MID CAP VALUE EQUITY-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	12.73
MID CAP VALUE EQUITY-SERVICE CLASS	UBS-FTC FBO: NAUGATUCK SAVINGS BK R	OPERATIONS MANAGER	UBS FIDUCIARY TRUST	1200 HARBOR BLVD.	6TH FLOOR	WEEHAWKEN NJ 07086	64.03
MID CAP VALUE EQUITY-INST CLASS		SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182		5.02
MID CAP VALUE EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			22.91
MID CAP VALUE EQUITY-INST CLASS	CHARLES SCHWAB & CO INC	FOR EXCLUSIVE BENEFIT OF CUSTOMERS	SPECIAL CUSTODY ACCOUNTS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4122	7.95
MID CAP VALUE EQUITY-INST CLASS	ORCHARD TRUST COMPANY TTEE	EMPLOYEE BENEFITS CLIENTS	8515 EAST ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111			5.01
MID CAP VALUE EQUITY-INST CLASS	FIDELITY INVESTMENTS	INSTITUTION OPCO INC FIIOC AS	AGENT FOR CERTAIN EMPLOYEE BEN PLAN	100 MAGELLAN WAY (KWIC)	COVINGTON KY 41015-0000		6.71
MID CAP VALUE EQUITY-INST CLASS	J.P. MORGAN CHASE AS DIRECTED TRUST	FBO METLIFE RETIREMENT PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		5.96
MID CAP VALUE EQUITY-INST CLASS	NFS LLC FEBO	STATE BANK & TRUST	TRUST OPERATIONS	PO BOX 829	FARGO ND 58107-0829		11.15

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
MONEY MARKET-INSTITUTIONAL CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/RE ORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	97.36
MONEY MARKET-HILLIARD LYONS CLASS	HILLIARD LYONS	CASH BALANCE SWEEPS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CTR	LOUISVILLE KY 40202		100.000
MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/RE ORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	78.79
MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	500 W JEFFERSON ST 6TH FL	LOUISVILLE KY 40202	6.36
MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/TREAS MGMT	INV SERVICE S/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	8.43
MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	48.65
MONEY MARKET-CLASS A	SAXON & CO	FBO A/C 20-01-202-9914591	PO BOX 7780-1888	PHILADELPHIA PA 19182			18.82
MONEY MARKET-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			14.36
MONEY MARKET-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001	333 W 34TH ST	NEW YORK NY 10001	9.57
MONEY MARKET PORTFOLIO	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			100.000
MUNICIPAL MONEY MKT-HILLIARD LYONS CLASS	HILLIARD LYONS	CASH BALANCE SWEEPS	ATTN BARBARA O’NEAL	501 HILLIARD LYONS CTR	LOUISVILLE KY 40202		100.000
MUNICIPAL MONEY MARKET-CLASS A	WILLIAM E QUIRK JR AND	ROSEMARY E QUIRK JTWROS	37 WALNUT ST	UPTON MA 01568-1101			7.89
MUNICIPAL MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	78.69
MUNICIPAL MONEY MARKET-CLASS A	MORGAN STANLEY& CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			10.15
MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	60.64
MUNICIPAL MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	500 W JEFFERSON ST 6TH FL	LOUISVILLE KY 40202	9.23
MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	18.13
MUNICIPAL MONEY MARKET-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		11.99
MUNICIPAL MONEY MARKET-INSTITUTIONAL CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	93.20
NEW JERSEY MUNI MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	99.64
NJ MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	87.89
NJ MUNICIPAL MONEY MARKET-SERVICE CLASS	JAY SCHWARTZ	99 EILEEN DR	CEDAR GROVE NJ 07009-1349				11.12
NJ MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	75.27
NJ MUNICIPAL MONEY MARKET-INST CLASS	BOH & CO	BEACON TRUST COMPANY		ATTN BETH PATINO	333 MAIN STREET	MADISON NJ 07940	12.59

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
NORTH CAROLINA MUNI MONEY MKT-CL A	JOHN S CURTISS	1416 ELMSFORD LN	MATTHEWS NC 28105-7212				35.09
NORTH CAROLINA MUNI MONEY MKT-CL A	JOANNE FLOCH	4478 MORATOCK LN	CLEMMONS NC 27012-7712				40.26
NORTH CAROLINA MUNI MONEY MKT-CL A	JOANNE FLOCH	4478 MORATOCK LN	CLEMMONS NC 27012-7712				21.80
NC MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	8.63
NC MUNICIPAL MONEY MARKET-SERVICE CLASS		RELIANCE TRUST COMPANY		500 NORTHPARK	1100 ABERNATHY ROAD STE 400	ATLANTA GA 30328	15.51
NC MUNICIPAL MONEY MARKET -SERVICE CLASS	UNION BANK TRUST NOMINEE FBO	BIG ROCK SPORTS OMNIBUS	A/C 6711831001 &	A/C 6711831002	PO BOX 85484	SAN DIEGO CA 92186	75.87
NC MUNICIPAL MONEY MARKET-INST CLASS		U S TRUST COMPANY OF NEW YORK	TECHNOLOGY & SUPPORT SVCS INC	ATTN TRADING OPERATIONS 7TH FL	499 WASHINGTON BOULEVARD	JERSEY CITY NJ 07310	8.60
NC MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	23.48
NC MUNICIPAL MONEY MARKET-INST CLASS	HIGH POINT BANK & TRUST	MUTUAL PARTNERS PROGRAM	PRATT & CO (CASH)		300 NORTH MAIN STREET	HIGH POINT NC 27261	11.22
NC MUNICIPAL MONEY MARKET-INST CLASS		BAND & CO	C/O US BANK		PO BOX 1787	MILWAUKEE WI 53201	5.45
NC MUNICIPAL MONEY MARKET-INST CLASS	GOLDMAN SACHS GLOBAL CASH	SERVICES OMNIBUS ACCOUNT FBO	GOLDMAN SACHS & CO CUSTOMERS	ACCOUNT #2	71 SOUTH WACKER DRIVE STE 500	CHICAGO IL 60606	41.19
NC MUNICIPAL MONEY MARKET-INST CLASS		RELIANCE TRUST COMPANY		500 NORTHPARK	1100 ABERNATHY ROAD STE 400	ATLANTA GA 30328	7.57
OHIO MUNICIPAL MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	99.98
OHIO MUNICIPAL MONEY MKT-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	61.37
OHIO MUNICIPAL MONEY MKT-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	500 W JEFFERSON ST 6TH FL	LOUISVILLE KY 40202	38.63
OHIO MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	94.44
PENNSYLVANIA MUNI MONEY MKT-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	98.75
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	44.00
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	500 W JEFFERSON ST 6TH FL	LOUISVILLE KY 40202	47.06
PA MUNICIPAL MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	7.85
PA MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	93.32
SMALL CAP CORE EQUITY - CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			46.15
SMALL CAP CORE EQUITY-CLASS C	CITIGROUP GLOBAL MARKET INC.		333 WEST 34TH STREET03RD FLOOR	NEW YORK NY 10001			5.47

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL CAP CORE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.77
SMALL CAP CORE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			6.33
SMALL CAP CORE EQUITY-SERVICE CLASS	NFS LLC FEBO	NATC & CO	10881 LOWELL AVE STE 100	OVERLAND PARK KS 66210-1666			29.11
SMALL CAP CORE EQUITY-SERVICE CLASS	NFS LLC FEBO	NATC & CO	10881 LOWELL AVE STE 100	OVERLAND PARK KS 66210-1666			18.97
SMALL CAP CORE EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.11
SMALL CAP CORE EQUITY-INST CLASS	MERCER TRUST CO TTEE	FBO ARCH COAL	EMPLOYEE THRIFT PLAN 650595	ATTN N4K	ONE INVESTORS WAY	NORWOOD MA 02062-0000	8.65
SMALL CAP CORE EQUITY-INST CLASS	MERCER TRUST COMPANY TTEE FBO	MAGNUM COAL COMPANY 401(K) PLAN	ONE INVESTORS WAY MS N-1-D	NORWOOD MA 02062			9.46
SMALL CAP CORE EQUITY-INST CLASS	SAXON & CO.	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182			8.68
SMALL CAP CORE EQUITY-INST CLASS	BLACKROCK RUNDS INC LLC	MODERATE PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		8.70
SMALL CAP CORE EQUITY-INST CLASS	BLACKROCK RUNDS INC LLC	GROWTH PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		13.33
SMALL CAP CORE EQUITY-INST CLASS	BLACKROCK RUNDS INC LLC	AGGRESSIVE GROWTH PREPARED PORTFOLIO	ATTN PETER MATHERN SECTION 2D	800 SCUDDERS MILL RD	PLAINSBORO NJ 08536		7.51
SMALL CAP GROWTH EQUITY-INST CLASS	KPMG PEAT MARWICK	RETIREMENT PLANS MASTER TRUST	C/O BANK OF NEW YORK TTEE	ATTN SHABAT ZAIDI	ONE WALL STREET	NEW YORK NY 10286	16.52
SMALL CAP GROWTH EQUITY-INST CLASS	SAXON & CO.	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182			10.32
SMALL CAP GROWTH EQUITY-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.84
SMALL CAP GROWTH EQUITY-INST CLASS	CHARLES SCHWAB & CO INC	FOR EXCLUSIVE BENEFIT OF CUSTOMERS	SPECIAL CUSTODY ACCOUNTS	ATTN MUTUAL FUNDS	101 MONTGOMERY ST	SAN FRANCISCO CA 94101-4122	6.75
SMALL CAP GROWTH EQUITY-INST CLASS	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			10.10
SMALL CAP GROWTH EQUITY-INST CLASS	RBC DAIN RAUSCHER FBO	FAIRVIEW HEALTH SERVICES	ATTN: CORP ACCT DEPT	400 STINSON BLVD	MINNEAPOLIS MN 55413-0000		5.26
SMALL CAP GROWTH EQUITY-SERVICE CLASS	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			44.11
SMALL CAP GROWTH EQUITY-SERVICE CLASS	THE VANGUARD GROUP	ATTN OUTSIDE FUNDS K 14	100 VANGUARD BLVD	MALVERN PA 19355			39.85
SMALL CAP GROWTH EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.49
SMALL CAP GROWTH EQUITY-CLASS A	SAXON & CO	FBO 20-01-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			9.10
SMALL CAP GROWTH EQUITY-CLASS A	NFS LLC FEBO	BONY CUST FOR PAS SMALL CAP FOF	ANTHONY CIRELLI	90 WASHINGTON STREET	11TH FLOOR	NEW YORK NY 10286	11.33
SMALL CAP GROWTH EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.61

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL CAP GROWTH EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.32
SMALL CAP GROWTH EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		19.34
SMALL CAP GROWTH EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.28
SMALL CAP GROWTH EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.52
SMALL CAP VALUE EQUITY-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			51.19
SMALL CAP VALUE EQUITY-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311			6.44
SMALL CAP VALUE EQUITY-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			11.36
SMALL CAP VALUE EQUITY-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			19.07
SMALL CAP VALUE EQUITY-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		16.72
SMALL CAP VALUE EQUITY-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY, NJ 07311			6.39
SMALL CAP VALUE EQUITY-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.85
SMALL CAP VALUE EQUITY-CLASS A	SAXON & CO	FBO 20-1-302-9912426	PO BOX 7780-1888	PHILADELPHIA PA 19182			17.00
SMALL CAP VALUE EQUITY-CLASS A	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		37.10
SMALL CAP VALUE EQUITY-SERVICE CLASS	SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182			46.17
SMALL CAP VALUE EQUITY-SERVICE CLASS	PFPC	FBO HILLIARD LYONS/CAPITAL	DIRECTIONS	760 MOORE ROAD	KING OF PRUSSIA PA 19406		9.52
SMALL CAP VALUE EQUITY-SERVICE CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARK NJ 07102	29.67
SMALL CAP VALUE EQUITY-INSTITUTIONAL CLASS	SAXON & CO	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182			81.15
SMALL CAP VALUE EQUITY-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			10.22
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2633383	PO BOX 92956	CHICAGO IL 60675-2956		38.59
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2648795	PO BOX 92956	CHICAGO IL 60675-2956		35.80
SMALL CAP VALUE-BLACKROCK CLASS	NFS LLC FEBO	THE NORTHERN TRUST COMPANY	FBO A/C 2604867	PO BOX 92956	CHICAGO IL 60675-2956		23.25
SMALL/MID CAP GROWTH-INST CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			61.36

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
SMALL/MID CAP GROWTH-INST CLASS	AST CAPITAL TRUST OF DE AS TTE FBO	LINDQUIST & VENNUM PLLP PSRP&T	PO BOX 52129	PHEONIX AZ 85072			12.35
SMALL/MID CAP GROWTH-INST CLASS	NFS LLC	FIIOC AS AGENT FOR	QUALIFIED EMPLOYEE BENEFIT	PLANS (401K) FINOPS-IC FUNDS	100 MAGELLAN WAY KW1C	COVINGTON KY 41015	5.25
SMALL/MID CAP GROWTH-INST CLASS	T ROWE PRICE RETIREMENT PLAN	SERVICES	4514 PAINTERS MILL RD	OWINGS MILLS MD 21117-4903			6.30
SMALL/MID CAP GROWTH-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			32.08
SMALL/MID CAP GROWTH-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			20.11
SMALL/MID CAP GROWTH-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			15.02
SMALL/MID CAP GROWTH-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			11.00
SMALL/MID CAP GROWTH-CLASS A	RELIANCE TRUST COMPANY, TRUSTEE	FBO METLIFE NAV PLANS	8515 E ORCHARD RD	2T2	GREENWOOD VILLAGE CO 80111		6.07
SMALL/MID CAP GROWTH-CLASS A	NFS LLC FEBO	STATE STREET BANK TRUST CO	TTEE VARIOUS RETIREMENT PLANS	4 MANHATTANVILLE RD	PURCHASE NY 10577-2139		7.23
SMALL/MID CAP GROWTH-CLASS A	HARTFORD LIFE INSURANCE COMPANY	SEPARATE ACCOUNT	PO BOX 2999	HARTFORD CT	06104-2999		5.57
SMALL/MID CAP GROWTH-CLASS A	LINCOLN NATIONAL LIFE INSURANCE	COMPANY	1300 S CLINTON ST	FORT WAYNE IN 46802-3506			7.75
SMALL\MID CAP GROWTH -CLASS R	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			67.38
SMALL\MID CAP GROWTH -CLASS R	HARTFORD LIFE INSURANCE CO	200 HOPMEADOW ST	SIMSBURY CT 06089				21.55
SMALL\MID CAP GROWTH -CLASS R	MG TRUST COMPANY CUST. FBO	ECONET INC	700 17TH STREET	SUITE 300	DENVER CO 80202		11.01
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	SAXON & CO.	FBO 40-40-090-9999464	PO BOX 7780-1888	PHILADELPHIA PA 19182			7.63
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			14.18
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	PRUDENTIAL INVESTMENT MGTS SERVICE	FBO MUTUAL FUND CLIENTS	100 MULBERRY STREET	3 GATEWAY CENTER FL 11	MAIL STOP NJ 05-11-20	NEWARD NJ 07102	46.31
U.S. OPPORTUNITIES-INSTITUTIONAL CLASS	NFS LLC FEBO	FIRST MIDWEST BANK DBA UNATCO	2801 W JEFFERSON ST	JOLIET IL 60435-5299			13.88
U.S. OPPORTUNITIES-SERVICE CLASS	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			94.94
U.S. OPPORTUNITIES-CLASS C	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			36.26
U.S. OPPORTUNITIES-CLASS C	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			10.81
U.S. OPPORTUNITIES-CLASS C	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			18.81

		ADDRESS					PERCENT OF
FUND NAME	OWNER	LINE 2	LINE 3	LINE 4	LINE 5	LINE 6	FUND
U.S. OPPORTUNITIES-CLASS B	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			16.38
U.S. OPPORTUNITIES-CLASS B	SPECIAL CUSTODY ACCT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	OMNIBUS ACCOUNT	P O BOX 32760	LOUISVILLE KY 40232-2760		6.82
U.S. OPPORTUNITIES-CLASS B	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			6.80
U.S. OPPORTUNITIES-CLASS B	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			12.45
U.S. OPPORTUNITIES-CLASS A	MERRILL LYNCH PIERCE FENNER	ATTENTION STOCK POWERS	4800 E DEERLAKE DR 3RD FLR	JACKSONVILLE FL 322466484			7.64
U.S. OPPORTUNITIES-CLASS A	MORGAN STANLEY & CO	HARBORSIDE FINANCIAL CENTER	PLAZA II 3RD FLOOR	JERSEY CITY NJ 07311			5.09
U.S. OPPORTUNITIES-CLASS A	CITIGROUP GLOBAL MARKETS INC.		333 WEST 34TH STREET - 3RD FLOOR	NEW YORK, NEW YORK 10001			10.50
US TREASURY MONEY MARKET-CLASS A	SPECIAL CUSTODY ACCT FOR	EXCLUSIVE BENEFIT OF	CUSTOMERS OF HILLIARD LYONS	ATTN BARBARA O’NEAL	PO BOX 32760	LOUISVILLE KY 40232-2760	70.08
US TREASURY MONEY MARKET-CLASS A	SAXON & CO	FBO 20-01-202-9914606	91927376	P.O. BOX 7780-1888	PHILADELPHIA, PA 19182		24.61
US TREASURY MONEY MARKET-SERVICE CLASS	BANK OF NEW YORK	HARE & CO			111 SANDERS CREEK PARKWAY	EAST SYRACUSE NY 13057	16.23
US TREASURY MONEY MARKET-SERVICE CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	41.91
US TREASURY MONEY MARKET - SERVICE CLASS	HILLIARD LYONS SPECIAL	CUSTODY ACCOUNT FOR THE	EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN BARBARA O’NEAL	500 W JEFFERSON ST 6TH FL	LOUISVILLE KY 40202	12.29
US TREASURY MONEY MARKET-SERVICE CLASS	PNC BANK	NEXT DAY SWEEP	ATTN SCOTT HORAN/ TREAS MGMT	INV SERVICES/TWO PNC PLAZA	620 LIBERTY AVE P2-PTPP-32-1	PITTSBURGH PA 15265	19.02
US TREASURY MONEY MARKET-SERVICE CLASS		JP MORGAN CHASE BANK NOMINEE	1 JP MORGAN INTL PLAZA/2		14201 DALLAS PARKWAY FLOOR 2	DALLAS TX 75254	9.06
US TREASURY MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	99.60
VA MUNICIPAL MONEY MARKET-SERVICE CLASS	GOLDMAN SACHS GLOBAL CASH	SERVICES OMNIBUS ACCOUNT FBO	GOLDMAN SACHS & CO CUSTOMERS		71 SOUTH WHACKER DRIVE STE 500	CHICAGO IL 60606	100.00
VA MUNICIPAL MONEY MARKET-INST CLASS	BRANCH BANKING & TRUST COMPANY	WILBRANCH & COMPANY	TRUST DEPARTMENT	223 WEST NASH STREET	P O BOX 2887	WILSON NC 27894	6.74
VA MUNICIPAL MONEY MARKET-INST CLASS	VIRGINIA COMMONWEALTH TRUST CO	TUNAT & CO			P O BOX 1268	STAUNTON VA 24402	39.08
VA MUNICIPAL MONEY MARKET-INST CLASS	PNC BANK	SAXON & COMPANY		ACI DEPT/REORG F6-F266-02 2	8800 TINICUM BLVD	PHILADELPHIA PA 19153	40.73
VA MUNICIPAL MONEY MARKET-INST CLASS	AMERICAN NATIONAL BK & TR CO	AMBRO AND COMPANY		ATTN PHYLLIS A WILES	P O BOX 191	DANVILLE VA 24543	6.77